EXHIBIT 10.6


                                   RETOOL(TM)

                               FRANCHISE AGREEMENT

                                     BETWEEN

                          GROW BIZ INTERNATIONAL, INC.
                               4200 Dahlberg Drive
                        Minneapolis, Minnesota 55422-4837
                                 (612) 520-8500

                                       AND


                   ------------------------------------------


                   ------------------------------------------


                   ------------------------------------------
                              Name(s) of Franchisee

                   ------------------------------------------
                                     Street


                   ------------------------------------------
                    City             State           Zip Code


                   (-----)------------------------------------
                    Area Code                       Telephone


                              FRANCHISED LOCATION:

                   ------------------------------------------
                                     Street

                   ------------------------------------------
                    City             State           Zip Code

                   (-----)------------------------------------
                    Area Code                       Telephone

                                   RETOOL(TM)

                               FRANCHISE AGREEMENT

                                      INDEX
                                      -----

SECTION    DESCRIPTION                                                   PAGE
-------    -----------                                                   ----

1.         GRANT OF FRANCHISE; FRANCHISED LOCATION..........................1
2.         TERM OF FRANCHISE; RENEWAL RIGHTS................................2
3.         OWNERSHIP AND USE OF MARKS.......................................2
4.         INITIAL FRANCHISE FEE............................................3
5.         CONTINUING FEE...................................................4
6.         ADVERTISING AND PROMOTION........................................4
7.         FRANCHISOR'S OBLIGATIONS.........................................6
8.         OPERATION OF THE FRANCHISEE'S BUSINESS...........................7
9.         CONFIDENTIAL INFORMATION........................................10
10.        INSURANCE; BONDING..............................................10
11.        INDEPENDENT CONTRACTORS; INDEMNIFICATION........................11
12.        SALES REPORTS, FINANCIAL STATEMENTS AND AUDIT RIGHTS............11
13.        FRANCHISOR'S RIGHT OF FIRST REFUSAL TO PURCHASE.................12
14.        ASSIGNMENT OF FRANCHISE AGREEMENT...............................13
15.        FRANCHISOR'S TERMINATION RIGHTS.................................14
16.        FRANCHISEE'S TERMINATION RIGHTS; NOTICE REQUIRED................15
17.        FRANCHISEE'S OBLIGATIONS UPON TERMINATION.......................15
18.        FRANCHISEE'S COVENANTS NOT TO COMPETE...........................16
19.        ARBITRATION; ENFORCEMENT........................................16
20.        SEVERABILITY AND CONSTRUCTION...................................17
21.        NOTICES.........................................................18
22.        ACKNOWLEDGMENTS.................................................18


EXHIBITS A - FRANCHISEE'S DEVELOPMENT AREA AND EXCLUSIVE TERRITORY B - COMPUTER SOFTWARE LICENSE AGREEMENT
                  C - PERSONAL GUARANTY

                                                                      01GK060498

                                   RETOOL(TM)

                               FRANCHISE AGREEMENT

         THIS FRANCHISE AGREEMENT is made and entered into this __________ day of ___________, 19____, by and between GROW BIZ INTERNATIONAL, INC., a Minnesota corporation ("Franchisor"), and ______________________ ("Franchisee").

                                   BACKGROUND:

         A. Franchisor franchises tool and small engine machinery resale stores known as "ReTool" stores ("ReTool(TM) Stores") which feature quality used and new tools and small engine machinery and related accessories. Franchisor uses and licenses certain trademarks, including "ReTool," and may hereafter adopt, use and license additional or substitute trademarks, service marks, logos and commercial symbols in connection with the operation of ReTool(TM) Stores (collectively, the "Marks"). ReTool(TM) Stores use Franchisor's methods, procedures, standards, specifications and the Marks (all of which are collectively referred to as the "Business System"), which Franchisor may periodically improve, further develop or otherwise modify.

         B. Franchisee has had an adequate opportunity to be thoroughly advised of the provisions of this Agreement and Franchisor's Offering Circular and has had sufficient time and opportunity to evaluate and investigate the Business System and the procedures and financial requirements associated with the Business System as well as the competitive market in which it operates.

         C. Franchisee desires to operate a "ReTool" Store which will conform to the uniform requirements and quality standards of the Business System.

                                   AGREEMENTS:

         The Franchisor and Franchisee agree as follows:

1.       GRANT OF FRANCHISE; FRANCHISED LOCATION

         A. Grant of Franchise. Subject to the provisions stated below, Franchisor grants to Franchisee a personal license and franchise to operate a ReTool(TM) Store (the "Store") in conformity with Franchisor's Business System at a location within the development area specified in Exhibit A attached hereto. The specified area identified in Exhibit A is referred to as the "Development Area." Franchisee will operate the Store under the Business System in strict compliance with the provisions of this Agreement and only at a location within the Development Area approved by Franchisor (the "Franchised Location").

         B. Franchisee's Protected Area; Rights Reserved By Franchisor.
During the term of this Agreement, Franchisor will not establish for its own account or franchise others to operate a ReTool(TM) Store or any other business generally classified as a tool or small engine machinery retail business within the exclusive area specified in Exhibit A. The exclusive area identified in Exhibit A, which includes the Development Area, is referred to as the "Exclusive Territory." Franchisee understands, however, that Franchisor may sell any products or services under trademarks other than the Marks (subject to those restrictions described above). Franchisor also may sell products or services under the Marks through other channels of distribution, provided any such products or services Franchisor intends to sell directly within the Exclusive Territory will first be offered to Franchisee on the same terms and conditions as would otherwise be offered within the Exclusive Territory. The rights and privileges granted to Franchisee under this Agreement are personal in nature, and may not be used at any location other than the Franchised Location. Franchisee will not relocate the Store without Franchisor's prior written consent and will not open any other ReTool(TM) Store in the Exclusive Territory. Franchisee will not have the right to subfranchise or sublicense any of its rights under this Agreement. Franchisee will not use the Franchised Location for any purposes other than the operation of a ReTool(TM) Store.

2.       TERM OF FRANCHISE; RENEWAL RIGHTS

         A. Term. The term of this Agreement will be for ten (10) years commencing on the date of this Agreement.

         B. Renewal. Franchisee will have the right to renew its ReTool(TM) franchise for the Franchised Location for continuing ten (10) year terms, provided Franchisee meets the following conditions:

                  1. Franchisee has given Franchisor written notice at least one hundred eighty (180) days before the end of the term of this Agreement of its intention to renew;

                  2. Franchisee has complied with all of the material provisions of this Agreement, including the payment of all monetary obligations owed by Franchisee to Franchisor, and has complied with Franchisor's material operating and quality standards and procedures;

                  3. Franchisee has at its expense made such reasonable capital expenditures necessary to remodel, modernize and redecorate the Store premises and to replace and modernize the supplies, fixtures, and equipment used in Franchisee's business so that Franchisee's business reflects the then-current physical appearance of new ReTool(TM) Stores;

                  4. Franchisee has paid a Renewal Fee of Five Thousand Dollars ($5,000) to Franchisor at least thirty (30) days before the expiration of the initial (and any renewal) term of this Agreement expires;

                  5. Franchisee executes the standard Franchise Agreement then being used by Franchisor; provided that Franchisee will be required to pay the Renewal Fee in lieu of the Initial Franchise Fee stated in the then-current Franchise Agreement; and

                  6. Franchisee is able to secure a renewal or extension of the lease for the Franchised Location or is able to secure a new location within the Development Area which has been accepted by Franchisor, such acceptance not to be unreasonably withheld.

3.       OWNERSHIP AND USE OF MARKS

         A. Ownership. Franchisor is the owner of the Marks. Any and all improvements by Franchisee relating to the Marks and Business System will become the sole property of Franchisor who has the exclusive right to register and protect all such improvements in its name.

         B. Use. Franchisee's right to use and identify with the Marks and Business System applies only to the operation of the Store at the Franchised Location, and exists concurrently with the term of this Agreement and only so long as Franchisee is in complete compliance with Franchisor's quality standards. Franchisee will have the right to use the Marks and Business System only in the manner Franchisor directs and approves in writing. Franchisee will not have or acquire any rights in any of the Marks or Business System other than the right of use as governed by this Agreement. If, in the judgment of Franchisor, Franchisee's acts infringe upon or harm the goodwill, standards of uniformity or quality, or business standing associated with the Marks and Business System, Franchisee will immediately, upon written notice from Franchisor, modify its use of the Marks and Business System in the manner Franchisor directs in writing. Franchisee will not during or after the term of this Agreement do anything directly or indirectly which would infringe upon, harm, mislead or contest Franchisor's rights in the Marks or Business System. Franchisee cannot advertise any liquidation sale or similar type of activity.

         C. Promotion. Franchisee will operate the Store so that it is clearly identified and advertised as a ReTool(TM) Store. The style, form and use of the words "ReTool" in any advertising, written materials or supplies must, however, have Franchisor's prior written approval, which approval will not be unreasonably withheld. Franchisee will use the name "ReTool" and the other Marks which now or hereafter may form a part of the Business System, on all paper supplies, business cards, letterhead, envelopes, uniforms, advertising materials, signs or other articles in the identical combination and manner as Franchisor may require in writing. Franchisee will comply with all trademark, trade name, service mark and copyright notice marking requirements.

         D. Identity. Franchisee will not use the words "ReTool" in its corporate or partnership name. Franchisee will clearly indicate on its business checks, purchase orders, business cards, receipts, promotional materials and other written materials that Franchisee is the owner of the Store and that Franchisee is a ReTool(TM) franchisee. Franchisee will display a sign which is clearly visible to the general public indicating that the Store is independently owned and operated.

         E. Substitutions. If any third party claims that its rights to use any of the Marks are superior and if Franchisor determines that such claim is legally meritorious, Franchisee will, upon receiving written notice from the Franchisor, immediately use such changes and amendments to the Marks as Franchisor may require. Franchisee will not make any changes or amendments in or to the use of the Marks and Business System unless directed by Franchisor in writing.

         F. Litigation. Franchisee will have no obligation to and will not, without Franchisor's prior written consent, defend or enforce any of the Marks in any court or other proceedings for or against imitation, infringement, any claim of prior use, or for any other allegation. Franchisee will, however, immediately notify Franchisor of any claims or complaints made against Franchisee respecting the Marks and will, at its expense, cooperate in all respects with Franchisor in any court or other proceedings involving the Marks. Franchisor will pay the cost and expense of all litigation Franchisor incurs, including attorneys' fees, specifically relating to the Marks. Franchisor and its legal counsel will have the right to control and conduct any litigation relating to the Marks.

4.       INITIAL FRANCHISE FEE

         A. Initial Franchise Fee. Franchisee will pay Franchisor a nonrefundable Initial Franchise Fee of____________Thousand Dollars ($___),
which   will   be   due   and payable on the date of this Agreement. The Initia
Fee payable by Franchisee is payment to Franchisor for the costs that it will incur to get Franchisee into business including costs Franchisor incurs for training, site evaluation, business overhead costs, travel costs, and for the other initial services Franchisor provides hereunder.

         B. Refund of Fee. If Franchisor subsequently determines that Franchisee is not qualified to properly operate the Store, Franchisor will refund to Franchisee the Initial Franchise Fee. Franchisor will notify Franchisee in writing within one hundred eighty (180) days of the date of this Agreement if this Agreement is subject to termination under this Section 4(B).

5.       CONTINUING FEE

         A. Continuing Fee. Franchisee will, for the term of this Agreement, pay to Franchisor a Continuing Fee equal to four percent (4%) of Franchisee's Gross Sales (as defined below). Franchisee's obligation to pay Franchisor the Continuing Fee under the terms of this Agreement will remain in full force and effect until this Agreement has expired or is terminated under the provisions herein.

         B. Payment. At Franchisor's request, Franchisee will promptly execute and deliver to Franchisor appropriate pre-authorized check forms or such other instruments or drafts Franchisor's bank requires payable against Franchisee's bank account, so that Franchisor may electronically collect (draft on Franchisee's account by electronic withdrawal) the Continuing Fee due pursuant to Section 5(A) above. Franchisor will report to Franchisee on or before Wednesday of each week its Gross Sales for the previous week. If Franchisee fails to report its Gross Sales on a timely basis, Franchisor may estimate Franchisee's Gross Sales to prepare a provisional estimate for billing purposes for that week. On Thursday of each week, Franchisor will bill Franchisee for all amounts due for the previous week and deposit into its account Franchisee's pre-authorized check or other instrument for the amounts due either pursuant to Franchisee's report or Franchisor's estimate. Any unpaid Continuing Fee or other amounts past due and owing to Franchisor will bear interest at the rate of eighteen percent (18%) per annum or the maximum rate permitted by law, whichever is less. Franchisee will pay Franchisor for any and all costs Franchisor incurs in collecting any unpaid and past due Continuing Fees, including reasonable attorneys' fees.

         C. Gross Sales. The term "Gross Sales" means the total amount of all revenues Franchisee receives from the sale of goods and services, whether for cash or by check, credit card or trade, in connection with the Store, less customer refunds and returns. Gross Sales will include sales made through the Internet and wholesale transactions involving any party other than a ReTool(TM) franchisee who is in good standing with Franchisor. Gross Sales will not include sales tax collected from customers and paid to appropriate tax authorities.

6.       ADVERTISING AND PROMOTION

         A. Cooperative Advertising. Franchisee will participate in, support and contribute a proportionate share, but no more than an amount equal to four percent (4%) of the Gross Sales for the Store, of the cost of regional cooperative advertising programs either designated by Franchisor or approved by a regional advertising council established by Franchisor or other ReTool(TM) franchisees in Franchisee's area. Franchisor reserves the right to designate regional advertising markets, to establish regional advertising councils and to establish the rules under which such councils will operate.

         B. Local Advertising Expenditures. To the extent Franchisee's annual contributions to cooperative advertising programs described in Section 6(A) above are less than four percent (4%) of the Gross Sales for the Store, or if the Franchisee cannot participate in any regional cooperative advertising program because such a program has not been established in Franchisee's geographic area, Franchisee will then be obligated to conduct advertising and promotional activities in Franchisee's local geographic area; provided that Franchisee's local advertising activities will not reduce, eliminate or otherwise impact Franchisee's obligations under Section 6(A) above. Franchisee's local advertising expenditures will include advertising, merchandising, sales promotion and other forms of advertising at the local level. Within thirty (30) days following the end of each calendar quarter, Franchisee will provide Franchisor with an accounting of the monies that it has spent for approved regional cooperative advertising and local advertising for the preceding calendar quarter.
If Franchisee has failed to spend at least four percent (4%) of its Gross Sales for the calendar quarter for approved regional cooperative advertising or local advertising, Franchisee will deposit with Franchisor the difference between what it should have spent for advertising during the calendar quarter and what it actually spent for advertising during the calendar quarter. Franchisor will spend such amount for any type of advertising or promotion that Franchisor deems appropriate for Franchisee's business, although Franchisor will use reasonable efforts to spend such amounts in Franchisee's local geographic area.

         C. Marketing Fee. In addition to Franchisee's local advertising obligations described in Section 6(B) above, Franchisee will pay to Franchisor an annual Marketing Fee of Five Hundred Dollars ($500) which will be payable in two (2) installments of Two Hundred Fifty Dollars ($250) each on the first day of January and July of each year. Franchisor will use the Marketing Fee to develop marketing programs, produce advertising and/or promotional materials, conduct advertising research, and implement advertising and promotional campaigns.

         D. Yellow Page Advertising. Franchisee will, at its expense, obtain an annual yellow page listing in the primary yellow page directory serving the geographic area in which the Store is located. At a minimum, this listing will consist of a bold heading in such directory. Amounts spent for yellow page advertising will be credited towards Franchisee's local advertising obligations described in Section 6(B) above.

         E. Future Advertising Programs. Franchisee acknowledges and agrees that as the ReTool(TM) franchise system continues to expand and mature, it will be necessary to revise Franchisee's advertising obligations. Franchisee therefore agrees that Franchisor may increase Franchisee's minimum advertising expenditures (as described in Section 6(B) above) up to a total of five percent (5%) of Franchisee's Gross Sales. Franchisee further agrees that of the five percent (5%), up to two percent (2%) of Franchisee's Gross Sales will be paid in the form of an "Advertising Fee" to Franchisor for deposit in an "Advertising Fund." In such event, Franchisee's advertising obligations under Section 6(A) (and, if appropriate, Section 6(B)) above will be reduced to three percent (3%) of the Gross Sales for the Store. Franchisor will provide Franchisee with at least sixty (60) days' written notice before the commencement of an Advertising Fee. All Advertising Fees will be placed in an Advertising Fund managed by Franchisor. Reasonable disbursements from the Advertising Fund will be made solely for the payment of expenses incurred in connection with the general promotion of the Marks and the Business System, including the cost of formulating, developing and implementing advertising and promotional campaigns; and the reasonable costs of administering the Advertising Fund, including accounting expenses and the actual costs of salaries and fringe benefits paid to Franchisor's employees engaged in administration of the Advertising Fund. Although Franchisor will strive to manage the Advertising Fund in such a manner that benefits franchisees uniformly, taking into account regional and/or local advertising costs and forms of media available, Franchisor cannot insure that any individual franchisee will benefit directly or on a pro rata basis from the future placement of any such advertising in its local market. The methods of advertising, media employed and contents, terms and conditions of advertising campaigns and promotional programs will be within Franchisor's sole discretion. Franchisor will provide Franchisee an annual unaudited statement of the receipts and disbursements of the Advertising Fund.

         F. Approved Advertising Materials. Franchisee will use only approved advertising and promotional materials. If Franchisee desires to use any unapproved advertising or promotional materials bearing the name "ReTool" or other Marks, Franchisee must obtain written approval from Franchisor before using any such materials, which approval will not be unreasonably withheld.

         G. Promotion. Franchisee will use its best efforts to promote and advertise its ReTool(TM) business and will participate in all advertising and promotional programs Franchisor establishes. Franchisee will have the right to advertise and sell its products at whatever prices Franchisee determines.

7.       FRANCHISOR'S OBLIGATIONS

         A. Location. Franchisor will provide Franchisee with assistance respecting site location and evaluation for the Store. Franchisee acknowledges that Franchisor's assistance in site location and acceptance of the premises does not constitute a representation or guaranty by Franchisor that the location will be a successful location for Franchisee's ReTool(TM) Store.

         B. Lay-Out and Design. Franchisor will designate the standard design, lay-out and motif for Franchisee's premises and will furnish prototype specifications for the premises.

         C. Equipment, Supplies and Inventory. Franchisor will designate the standard fixtures, equipment, supplies, signs and initial inventory for use in the Store. Franchisee will purchase only such types, models or brands of fixtures, furniture, equipment, signs and supplies that Franchisor approves for ReTool(TM) Stores as meeting its specifications and standards, including specifications and standards for quality, design, warranties, appearance, function and performance.

         D. Training. Franchisor will, at its expense, provide a three-part training program in Minneapolis, Minnesota or other location Franchisor designates to educate, familiarize and acquaint Franchisee with the business of operating a ReTool(TM) Store. The first session of the training program will include instruction on general business issues related to the ownership of a privately-owned retail business, including real estate matters, business plan development, inventory management and point-of-sales systems. The period of this session will be at Franchisor's discretion but generally will be for not less than two and one-half (2 1/2) days and will be scheduled by Franchisor at its discretion. The second session of the training program will address personnel issues, store buildout, used product purchasing, Franchisor's preferred vendor program and other topics Franchisor selects. The period of this session will be at Franchisor's discretion but generally will be for not less than two and one-half (2 1/2) days and will be scheduled by Franchisor in its sole discretion. The third session of the training program will include instruction on sales and marketing, inventory purchasing, computer operation, store management and other topics Franchisor selects. The period of this session will be at Franchisor's discretion but generally will be for not less than five
(5) days and will be scheduled by Franchisor in its sole discretion. Franchisee must successfully complete all sessions of the training program. If Franchisee fails to successfully complete all sessions, he/she will not be permitted or authorized to manage Franchisee's business and Franchisor may terminate this Agreement pursuant to Section 15(A)(2) below. Franchisee will be responsible for travel costs, room and board, the salaries, fringe benefits and other expenses Franchisee and its employees incur in attending all sessions of the training program.

         E. Opening Assistance. Franchisor will assist in scheduling the opening of the Store. Franchisee will not open or commence business operations until Franchisor has approved the opening. Franchisor will, at no charge, provide at least one (1) person to assist Franchisee with the opening of the

Store for at least two (2) days around the time of opening. If Franchisee is opening its second or subsequent Store, Franchisee will provide this assistance only at Franchisee's request.

         F. Operations Manual. Franchisor will loan Franchisee one copy of the Operations Manual wherein Franchisor will describe its operational policies, standards, requirements and practices. Franchisee will comply with all provisions of the Operations Manual. Franchisor reserves the right to revise the Operations Manual at any time.

         G. Additional Initial Assistance. Franchisor will assist
Franchisee in the development of a business plan. Franchisor and Franchisee may also agree that Franchisor provide management assistance and other services, in addition to the usual initial assistance and supervision Franchisor provides to all franchisees, for additional agreed upon compensation.

         H. Ongoing Assistance. During the operation of Franchisee's business, Franchisor will: (1) inspect the Store as often as Franchisor deems necessary and provide written reports to Franchisee on operations; (2) provide, upon the written request of Franchisee, advisory services pertaining to operation of Franchisee's business; (3) periodically make available to Franchisee all changes, improvements and additions to the Business System to the same extent as made available to other franchisees; (4) provide Franchisee with all supplements and modifications to the Operations Manual; and (5) develop advertising and marketing materials.

8.       OPERATION OF THE FRANCHISEE'S BUSINESS

         The Marks and Business System licensed to Franchisee represent valuable goodwill distinctive of Franchisor's business and reputation. Franchisor will periodically develop uniform standards of quality and service regarding the business operations of the Store so as to protect (for the benefit of all franchisees and Franchisor) the distinction, valuable goodwill and uniformity represented and symbolized by the Marks and Business System. To insure that all franchisees will maintain the uniform requirements and quality standards for goods and services associated with the ReTool(TM) Stores and with the Marks and Business System, Franchisee will maintain the uniformity and quality standards Franchisor reasonably requires for all products and services and agrees to the following provisions:

         A. Managerial Responsibility. During the term of this Agreement, the parties who have signed this Agreement on behalf of Franchisee will personally manage and operate Franchisee's business and will not, without Franchisor's prior written consent, delegate its authority and responsibility with respect to management and operation. If Franchisee is a corporate entity or a partnership, one individual will retain at least fifty percent (50%) of the equity and voting interest in such corporation or partnership and will be obligated to personally manage and operate the Franchisee's business.

         B. Design and Appearance of Premises. The design and appearance of the exterior and interior of the Store, including signage, are part of the Business System. It is essential to the integrity of Franchisor's Business System that as great a degree of uniformity as possible be maintained among the various premises of ReTool(TM) franchisees. Franchisee agrees that: (1) no material alteration or addition will be made to the premises without Franchisor's prior written consent; (2) the painting and decor will be maintained in such manner and form as Franchisor may reasonably require; (3) Franchisee will follow Franchisor's reasonable instructions with respect to layout and character of interior fixtures and furnishings; and (4) only such signs, emblems, logos, lettering, and artwork as Franchisor may reasonably require or periodically provide will be displayed on the Store premises.

         C. General Operation. Franchisee will use the Marks and Business System in strict compliance with the standards, operating procedures, specifications, requirements and instructions required of all ReTool(TM) franchisees, which Franchisor may periodically amend and supplement.

         D. Products and Services. Franchisee will sell only those categories of products and services Franchisor approves in writing and will offer for sale all products and services required by Franchisor. Franchisee will conform to all quality and customer service standards Franchisor requires in writing. FRANCHISOR DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE IN CONNECTION WITH FRANCHISOR'S (AND/OR AN AFFILIATE'S) SALE OF ANY GOODS, EQUIPMENT, FURNITURE, SIGNS OR SUPPLIES TO FRANCHISEE. Franchisee agrees to execute any and all documents Franchisor reasonably requests, including letters of credit, security agreements, and financing statements, to provide collateral for amounts due to Franchisor for purchases of inventory and other items used in Franchisee's business. Franchisor's approval is not required with respect to new and used tools and small engine machinery and related accessories Franchisee purchases from its customers or places in the Store on a consignment basis, provided, however, that Franchisee may not sell or offer for sale any goods which would be determined unsafe upon reasonable inspection.

         E. Maintenance of Premises; Modernization. Franchisee will, at its expense, repair, paint and keep in an attractive, clean and sanitary condition the interior and exterior of the Store premises. Franchisee will insure that all equipment will be kept in good working order and will meet Franchisor's quality standards. Franchisee will periodically make reasonable capital expenditures to remodel, modernize and redecorate the Store and to replace and modernize the furniture, fixtures, signs, supplies and equipment used in the Store so that the Store will reflect the then-current physical appearance of new ReTool(TM) Stores. All remodeling, modernization or redecoration of the Store must be done pursuant to Franchisor's then-current standards and specifications and only with Franchisor's prior written approval. Franchisee agrees to commence remodeling activities within ninety (90) days after written notice from Franchisor, although Franchisee will not be required to remodel, modernize and redecorate the Store more than once every five (5) years during the term of this Agreement.

         F. Compliance with Laws. Franchisee will, at its expense, comply with all applicable local, state, federal and municipal laws, ordinances, rules and regulations pertaining to the operation of the Store, including any and all licensing and bonding requirements.

         G. Payment of Liabilities. Franchisee will timely pay all of its obligations and liabilities due and payable to Franchisor, suppliers, lessors and creditors.

         H. Taxes. Franchisee will promptly pay all federal, state and local taxes arising out of the operation of Franchisee's business. Franchisor will not be liable for these or any other taxes and Franchisee will indemnify Franchisor for any such taxes that may be assessed or levied against Franchisor which arise or result from Franchisee's business.

         I. Standardization. Franchisee will require its employees to wear such uniforms as Franchisor may designate and will comply with such programs of standardization as Franchisor may periodically develop to promote the common business image and to protect the goodwill associated with the Marks and Business System.

         J. Personnel. Franchisee will, at all times when open for business, have a person designated as a management person on duty who will be responsible for the business operations of Franchisee's business. Franchisee will employ and maintain a sufficient number of adequately trained and competent employees to provide efficient service to Franchisee's customers.

         K. Hours of Operation. Franchisee's business will be open for business for such days and hours as Franchisor may reasonably designate.

         L. Additional Training Seminars. Franchisor may periodically conduct refresher courses, seminars and other programs for all ReTool(TM) franchisees. Franchisee and/or its employees will be required to attend any such programs and will be responsible for any expenses incurred by them in attending such programs including the cost of transportation, lodging, meals and any wages.

         M. Photographs. Franchisor will have the right to photograph the Store premises and, with prior written consent, Store employees at all reasonable times.

         N. Operations Manual. To protect Franchisor's reputation and goodwill and to maintain uniform operating standards under the Marks and Business System, Franchisee will conduct its business in accordance with Franchisor's Operations Manual, one copy of which Franchisee will have on loan from Franchisor. Franchisee will treat the Operations Manual as confidential, and will use all reasonable efforts to maintain the Operations Manual as secret and confidential. The Operations Manual will remain Franchisor's sole property. Franchisor may periodically revise the contents of the Operations Manual. Franchisee agrees to comply with each new or changed standard. Franchisee will insure that its copy of the Operations Manual is kept current. In the event of any dispute as to the contents of the Operations Manual, the terms of the master copy of the Operations Manual maintained by Franchisor will be controlling.

         O. Lease. Franchisee's lease or sublease for the Store premises must be approved by Franchisor before its execution, but such approval will not be unreasonably withheld. Franchisee must provide Franchisor with an executed copy of any lease for the Store. Franchisor makes no guarantees concerning the success of the Store located on any site consented to by Franchisor. Franchisor recommends that Franchisee employ an independent real estate broker to assist Franchisee in locating a suitable site and negotiating a lease for such site. Franchisee's lease must contain provisions requiring that: (i) so long as this Agreement remains in effect, the premises will be used only for a ReTool(TM) business; (ii) Franchisor will be granted the right (but not the duty) to take possession of the premises and assume the lease in the event of a termination of this Agreement or a threatened termination of the lease as a result of a breach by Franchisee; (iii) the landlord will provide Franchisor written notice of any Franchisee default and/or right to cure; and (iv) upon termination of this Agreement or the Lease, Franchisee must remove all signs and materials bearing the name "ReTool" and other Marks.

         P. Point-of-Sale System. Franchisee will utilize in the Store the point-of-sale system (the "POS System") which Franchisor has developed and/or selected for the Business System, including all future updates, supplements and modifications. The computer software package developed for use in Franchisee's business will include a proprietary software program owned by Franchisor or developed for Franchisor by a third party (the "Third Party Developer"). Franchisee must lease the proprietary software from Franchisor or the Third Party Developer. Franchisee and Franchisor will enter into Franchisor's standard form of Computer Software License Agreement attached hereto as Exhibit B ("the Software License Agreement") in connection with Franchisee's use of such software. Franchisor reserves the right to assign its rights, title and interest in the Proprietary Software or the Software License Agreement to the Third Party Developer. In such event, Franchisee may be required to enter into a separate computer software license agreement specified by the Third Party Developer. Franchisor also reserves the right, upon prior written notice to Franchisee, to access information and data produced by Franchisee's POS System.

The computer hardware component of the POS System must conform with specifications Franchisor or the Third Party Developer develops and must be configured as a package unit as Franchisor or the Third Party Developer designates. If Franchisor or a third party designee is requested to configure Franchisee's computer hardware component to conform with the designated computer software component of the POS System, Franchisor or the third party designee may provide such assistance for additional agreed upon compensation. Franchisee will be required to utilize and, at Franchisor's discretion, pay for all future updates, supplements and modifications to the POS System.


         Q. Participation in Internet Web Site. Franchisee acknowledges that the Internet is a powerful, expanding medium through which business is conducted. Franchisee must have an e-mail address. In addition, Franchisor may, upon ninety (90) days' prior written notice, require Franchisee, at Franchisee's expense, to participate in a ReTool(TM) World Wide Web Site listed on the Internet. Franchisor will, at its discretion, determine the content and use of a ReTool(TM) Web Site and will establish the rules under which franchisees may or will participate in such Web Site or separately use the Internet. Franchisor will retain all rights relating to the ReTool(TM) Web Site and may alter or terminate the Web Site upon thirty (30) days' notice to Franchisee. Franchisee's general conduct on the Internet and specifically its use of the Marks on the Internet (including the domain name and any other Marks Franchisor may develop as a result of participation in the Internet) will be subject to the provisions of this Agreement. Franchisee acknowledges that certain information obtained through its participation in the ReTool(TM) Web Site may be considered Confidential Information (as defined in Section 9 below), including access codes and identification codes. Franchisee's right to participate in the ReTool(TM) Web Site or otherwise use the Marks or Business System on the Internet will terminate when this Agreement expires or terminates.

9.       CONFIDENTIAL INFORMATION

         A. Non-Disclosure of Confidential Information. Franchisee and those individuals who have signed the Personal Guaranty attached hereto as Exhibit C will not, during or after the term of this Agreement, communicate, disclose or use for the benefit of any other person or entity any confidential information, knowledge or know-how concerning the Business System which may be communicated to Franchisee. Franchisee will disclose such confidential information only to such of its employees as must have access to it in order to operate Franchisee's business. Any and all information, knowledge and know-how, including the Operations Manual, any other manuals created for use in the operation of the Store, methods, supplier lists, procedures, specifications, techniques, computer programs and other data which Franchisor copyrights or designates as confidential will be deemed confidential for purposes of this Agreement.

         B. Confidentiality Agreements. All of Franchisee's employees who have managerial duties respecting the Store and who have access to confidential information of Franchisor, as well as all corporate officers, directors and shareholders if Franchisee is a corporation (all partners if Franchisee is a partnership), must sign agreements in a form satisfactory to Franchisor, agreeing to maintain the confidentiality, during the course of their agreement and thereafter, of all information Franchisor copyrights or designates as confidential and proprietary. Copies of the executed agreements will be provided to Franchisor upon request.

10.      INSURANCE; BONDING

         A. Insurance. Franchisee will obtain and maintain in force (under policies of insurance issued by solvent and reputable carriers) and pay the premiums for public liability insurance with complete operations coverage with minimum limits of $2,000,000 per person and $2,000,000 per occurrence, bailee insurance protecting Franchisee's consignment goods and other insurance in such types and amounts as Franchisor may reasonably require. Such insurance policies will expressly protect both Franchisee and Franchisor and will require the insurer to defend both Franchisee and Franchisor in any action. Franchisee will furnish to Franchisor a certificate of insurance as stated above, naming Franchisor as an additional insured, and providing that such policy will not be canceled, amended or modified except upon thirty (30) days' prior written notice to Franchisor. Maintenance of the insurance requirement will not relieve Franchisee of the obligations of indemnification stated in Section 11 below. If Franchisee fails to obtain or maintain in force any insurance as required by this Section or to furnish any certificate of insurance required hereunder, Franchisor may, in addition to all other available remedies, obtain such insurance or certificates, and Franchisee will promptly reimburse Franchisor for all insurance premiums and other costs incurred in obtaining such insurance.

         B. Bonding. Franchisee will comply with any and all bonding requirements which may be applicable to its ReTool(TM) business, including bonding requirements resulting from the consignment portion of Franchisee's business.

11.      INDEPENDENT CONTRACTORS; INDEMNIFICATION

         A. Relationship. Franchisor and Franchisee are independent contractors. Neither Franchisor nor Franchisee will make any agreements, representations or warranties in the name of or for the other or that their relationship is other than franchisor and franchisee. Neither Franchisor nor Franchisee will be obligated by or have any liability under any agreements, representations or warranties made by the other. Franchisee alone will be responsible for all loss or damage arising out of or relating to the operation of Franchisee's business or arising out of the acts or omissions of Franchisee or any of its agents, employees or contractors in connection with the preparation and sale of products by Franchisee, and for all claims for damage to property or for injury or death of any persons directly or indirectly resulting therefrom. Franchisee will indemnify Franchisor against and will reimburse Franchisor for all obligations and damages arising out of the operation of Franchisee's business, including all costs Franchisor reasonably incurs in the defense of any such claim brought against it or in any action in which it is named as a party (including reasonable attorneys' fees). Franchisor will have the right to defend any such claim against it. Franchisor will indemnify Franchisee against and reimburse Franchisee for any obligations or liability for damages attributable to agreements, representations or warranties of Franchisor, or caused by Franchisor's negligence or willful action, and for costs Franchisee reasonably incurs in the defense of any such claim brought against it or in any action in which it is named as a party, provided that Franchisor will have the right to participate in and, to the extent Franchisor deems necessary, to control any litigation or proceeding which might result in liability of or expense to Franchisee subject to such indemnification. The indemnities and assumptions of liabilities and obligations stated in this Agreement will continue in full force and effect following the expiration or termination of this Agreement.

         B. Enforcement. The non-prevailing party will pay all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in any action or proceeding brought to enforce any provision of this Agreement or to enjoin any violation of this Agreement.

12.      SALES REPORTS, FINANCIAL STATEMENTS AND AUDIT RIGHTS

         A. Sales Reports. Franchisee will maintain an accurate written record of daily Gross Sales and will deliver to Franchisor a signed and verified statement of the weekly Gross Sales of Franchisee's business using such forms as Franchisor may require in writing. The weekly statement of Gross Sales must be provided to Franchisor on or before Wednesday of each week for the preceding week. Franchisor reserves the right to modify or substitute the required forms and impose additional recordkeeping procedures.

         B. Financial Statements. Franchisee will, at its expense, provide Franchisor with quarterly and annual financial statements and such other financial reports as Franchisor specifies using the forms and chart of accounts Franchisor requires. All financial information provided to Franchisor under this Section must be presented in the form Franchisor periodically requires in writing. Franchisee will deliver the quarterly financial information to Franchisor by the thirtieth (30th) day of the month following the end of the preceding quarter. The annual financial statement must be provided on or before March 1 of each year for the preceding calendar year.

         C. Audit Rights. Franchisee will make all of its financial books and records available to Franchisor or its designated representative at all reasonable times for review and audit by Franchisor or its designee. Franchisee's financial books and records for each fiscal and calendar year will be kept in a secure place and will be available for audit by Franchisor for at least five (5) years. If an audit conducted by Franchisor results in a determination that the Continuing Fees paid to Franchisor are deficient (underpaid) by more than two percent (2%), Franchisee will pay Franchisor for the reasonable costs and expenses that it has incurred as a result of the audit. If pursuant to audits, the Continuing Fees have been deficient by more than two percent (2%) twice or more within any five (5) year period, this will be considered a material breach of this Agreement.

13.      FRANCHISOR'S RIGHT OF FIRST REFUSAL TO PURCHASE

         A. Restrictions. Franchisee will not sell, assign, trade, transfer, lease, sublease, or otherwise dispose of: (1) any interest in or any part of the Franchised Location or this Agreement, or (2) any controlling interest (whether through one or more related transactions) in Franchisee's business or the assets of Franchisee's business to any third party, without first offering the same to Franchisor in writing, at the same price and on the same terms as stated in the proposed third-party offer. Franchisee's written offer to Franchisor must contain all material provisions of the proposed sale or transfer. Upon Franchisor's receipt of written notice specifying the proposed price and terms of a proposed sale or transfer of Franchisee's business or interest therein, Franchisor will give Franchisee written notice within ten (10) business days thereafter if Franchisor has an interest in negotiating to purchase the business or interest being offered according to the proposed terms. If Franchisor commences negotiations to purchase Franchisee's business or interest therein as described herein, Franchisee may not sell the business or interest being offered to a third party for at least thirty (30) days or until Franchisor and Franchisee agree in writing that the negotiations have terminated, whichever comes first. If Franchisor waives its right to purchase, Franchisee may complete the sale or transfer of the business or interest therein according to the terms described in the written notice to Franchisor but not upon more favorable terms. Any such sale, transfer or assignment to a third party is subject to the provisions stated in Section 14 of this Agreement. Franchisor's nonacceptance of Franchisee's written offer will not affect or change Franchisee's obligations under this Agreement.

         B. Corporate Franchisee. If Franchisee is a corporation, the shareholders cannot sell, assign, pledge or otherwise dispose of a controlling interest in the capital stock of Franchisee ("Capital Stock") (except to immediate family members of the controlling shareholder(s) or to a trust established for their benefit) until the Capital Stock has been first offered to Franchisor in writing under the same terms and conditions offered to any third party. A shareholder of Franchisee may, however, bequeath, sell, assign, trade or transfer his/her Capital Stock to the other shareholders of Franchisee corporation because of death or permanent disability without first offering it to Franchisor, provided Franchisee provides Franchisor with written notice of all such transactions. All shares of Capital Stock issued by Franchisee's corporation to its shareholders must bear the following legend on the reverse side of each issued and outstanding stock certificate:

          The shares of capital stock represented by this certificate are subject to a written Franchise Agreement which grants Grow Biz International, Inc. a right of first refusal to purchase these shares of capital stock from the shareholder.

Nothing in this Section will be construed as prohibiting the shares of Capital Stock of a corporate Franchisee from being pledged as security to an institutional lender who has provided financing to or for the Store; provided the institutional lender accepts such security interest subject to Franchisor's reasonable conditions.

14.      ASSIGNMENT OF FRANCHISE AGREEMENT

         A. By Franchisor. This Agreement may be assigned and transferred by Franchisor and will benefit Franchisor's successors and assigns. Any such assignment or transfer will require the assignee to fulfill Franchisor's obligations under this Agreement.

         B. Corporate Franchisee. This Agreement may be transferred or assigned by Franchisee to a corporation which is owned or controlled by Franchisee, provided: (i) Franchisee and all other shareholders of the assignee corporation owning at least ten percent (10%) of the Capital Stock thereof sign the Personal Guaranty attached hereto as Exhibit C and agree to be bound by the provisions of this Agreement; and (ii) Franchisee furnishes prior written proof to Franchisor substantiating that the corporation will be financially able to perform all of the provisions of this Agreement. Franchisee will give Franchisor fifteen (15) days written notice before the proposed date of assignment or transfer of this Agreement to a corporation owned or controlled by Franchisee; however, the transfer or assignment of this Agreement will not be valid or effective until Franchisor has received the legal documents which its legal counsel deems necessary to properly document such transfer or assignment.

         C. Conditions to Other Transfer or Assignment. Franchisee (and its partners and shareholders, if any) will not transfer (whether voluntary or involuntary), assign or otherwise dispose of, in one or more transactions, Franchisee's business, the Franchised Location, substantially all or all of the assets of Franchisee's business, this Agreement or any controlling interest in Franchisee (a "controlling" interest will include a proposed transfer of fifty percent (50%) or more of the Capital Stock of a corporate Franchisee) without Franchisor's prior written consent, except to trusts established for Franchisee's benefit. Franchisor will not unreasonably withhold its consent to a transfer, subject to any or all of the following conditions described below which Franchisor may, in its sole discretion, deem necessary:

                  1. All of Franchisee's accrued monetary obligations to Franchisor will have been satisfied, and Franchisee is not in default under this Agreement;

                  2. Franchisee executes a written agreement in a form satisfactory to Franchisor, in which Franchisee covenants to observe all applicable post-term obligations and covenants contained in this Agreement;

                  3. The transferee-franchisee enters into a written agreement in a form satisfactory to Franchisor assuming and agreeing to discharge all of Franchisee's obligations and covenants under this Agreement for the remainder of its term or, at Franchisor's option, execute Franchisor's then-current standard form of franchise agreement (which may provide for different royalties, advertising contributions, duration, and other rights and obligations from those provided in this Agreement);

                  4. The transferee-franchisee is approved by Franchisor and demonstrates to Franchisor's satisfaction that he/she meets Franchisor's managerial, financial, and business standards for new franchisees, possesses a good business reputation and credit rating, and has the aptitude and ability to conduct the franchised business. Franchisee understands that Franchisor may communicate directly with the transferee-franchisee during the transfer process to respond to inquiries, as well as to ensure that the transferee-franchisee meets Franchisor's qualifications; and

                  5. The transferee-franchisee successfully completes Franchisor's training program.

         D. Transfer Fee. If this Agreement is assigned or transferred pursuant to Section 14(C) above, Franchisee will pay Franchisor a transfer fee of Five Thousand Dollars ($5,000) for the costs Franchisor incurs, including the costs of any required training. There will be no transfer fee payable with respect to transfers to immediate family members.

15.      FRANCHISOR'S TERMINATION RIGHTS

         A. Grounds. Franchisee will be in default, and Franchisor may, at its option, terminate this Agreement, as provided herein, if: (1) Franchisee fails to open and commence operations of the Store at such time as the premises are ready for occupancy or within nine (9) months of the execution of this Agreement, whichever occurs first; (2) Franchisee violates any material provision or obligation of this Agreement; (3) Franchisee or any of its managers, directors, officers or majority shareholders are convicted of, or plead guilty to or no contest to (a) a charge of violating any law which adversely impacts upon the reputation of the franchised business or (b) any felony; (4) Franchisee fails to conform to the material requirements of the Business System or the material standards of uniformity and quality for the products and services Franchisor has established in connection with the Business System; (5) Franchisee fails to timely pay Continuing Fees, Marketing or Advertising Fees, buying group (inventory) obligations or any other obligations or liabilities due and owing to Franchisor or fails to timely pay any advertising cooperative obligations; (6) Franchisee is insolvent within the meaning of any applicable state or federal law; (7) Franchisee makes an assignment for the benefit of creditors or enters into any similar arrangement for the disposition of its assets for the benefit of creditors; (8) Franchisee voluntarily or otherwise "abandons" (as defined below) the franchised business;
(9) Franchisee is involved in any act or conduct which materially impairs the goodwill associated with the name "ReTool" or any of the Marks or the Business System; or (10) Franchisee's lease for the Store premises expires or is terminated for any reason (unless, through no fault of Franchisee, the lessor of the premises in which the Store is located refuses to renew Franchisee's lease and Franchisee relocates within the Development Area to a site approved by Franchisor within sixty (60) days thereafter). The term "abandon" means Franchisee's failure to operate the Store during regular business hours for a period of ten (10) consecutive days without Franchisor's prior written consent unless such failure is due to an act of God, war, strikes or riots.

         B. Procedure. Except as described below, Franchisee will have thirty (30) days, or such longer period as applicable law may require, after its receipt from Franchisor of a written Notice of Termination within which to remedy any default hereunder, and to provide evidence thereof to Franchisor.

If Franchisee fails to correct the alleged default within that time (or such longer period of time as applicable law may require), this Agreement will terminate without further notice to Franchisee effective immediately when the thirty (30) day period (or such longer period as applicable law may require) expires. Franchisor may terminate this Agreement immediately upon delivery of written notice to Franchisee, with no opportunity to cure, if the termination results from any of the following: (1) Franchisee repeatedly fails to comply with one or more material requirements of this Agreement; (2) the nature of Franchisee's breach makes it not curable; (3) Franchisee willfully and repeatedly deceivesc customers relative to the source, nature or quality of goods sold; (4) any default under items (3), (6), (8) or (9) in Section 15(A) above; or (5) Franchisee willfully and materially falsifies any report, statement, or other written data furnished to Franchisor either during the franchise application process or after Franchisee is awarded a franchise. Any report submitted pursuant to Section 12 will be conclusively deemed to be materially false if it understates Gross Sales by more than four percent (4%).

         C. Applicable Law. If the provisions of this Section 15 are inconsistent with applicable law, the applicable law will apply. Franchisor's ability to terminate or fail to renew a Wisconsin franchise will be governed by the Wisconsin Fair Dealership Law, Chap. 135, Wisc. Stats. Minnesota law provides franchisees with certain termination and non-renewal rights. As of the date of this Agreement, Minn. Stat.
Section 80C.14, Subd. 3, 4 and 5 require that, except in certain specified cases, a franchisee be given 90 days notice of termination (with 60 days to cure) and 180 days notice for non-renewal of the Agreement.

16.      FRANCHISEE'S TERMINATION RIGHTS; NOTICE REQUIRED

         A. Termination. Franchisee may terminate this Agreement if Franchisor violates any material obligation of Franchisor to Franchisee and fails to cure such violation within thirty (30) days after Franchisor's receipt of written notice from Franchisee; provided, however, that Franchisee is in substantial compliance with the Agreement at the time of giving such notice of termination. Franchisee's written notice will identify the violation and demand that it be cured.

         B. Required Notice. A party must give the other party written notice of an alleged default under or violation of this Agreement after it has knowledge of, determines, or is of the opinion that there has been an alleged default under or violation of this Agreement. If there is failure to give written notice of an alleged default under this Agreement within one (1) year from the date that the nonbreaching party has knowledge of, determines or is of the opinion that there has been an alleged default, the alleged default will be deemed to be approved and waived, and the alleged default or violation will not be deemed to be a default under or violation of this Agreement.

17.      FRANCHISEE'S OBLIGATIONS UPON TERMINATION

         A. Post-Term Duties. If this Agreement is terminated for any reason other than a termination as a result of a breach by Franchisor, Franchisee will: (1) within five (5) days after termination, pay all amounts due and owing to Franchisor under this Agreement; (2) return to Franchisor by first class prepaid United States mail the Operations Manual and any other manuals, advertising materials, and all other printed materials relating to the operation of the franchised business; (3) assign to Franchisor the telephone number for the Store; and (4) remove all signs and other materials bearing the name "ReTool" and other Marks; (5) comply with all post-termination obligations under the Software License Agreement, including the return of all copies of Franchisor's proprietary software; and (6) comply with all other applicable provisions of this Agreement, including the non-compete provisions. Upon termination of this Franchise Agreement for any reason, Franchisee's right to use the name "ReTool" and the other Marks and the

Business System will immediately terminate. If Franchisee fails to remove all signs and other materials bearing the Marks, Franchisor may do so at Franchisee's expense.

         B. Redecoration. If this Agreement is terminated for any reason, and Franchisor permits Franchisee to remain in possession of the Franchised Location, Franchisee will, at its expense modify, both the exterior and interior appearance of the business premises so that they will be easily distinguished from the standard appearance of ReTool(TM) Stores. At a minimum, such changes and modifications to the premises will include: (1) repainting the premises with totally different colors; (2) removing all signs and other materials bearing the name "ReTool" and other Marks; (3) removing from the premises all fixtures which are indicative of ReTool(TM) Stores; (4) discontinuing use of the approved employee uniforms and refraining from using any uniforms which are confusingly similar; and (5) discontinuing use of all packaging and confidential information regarding the operation of the Store.


18.      FRANCHISEE'S COVENANTS NOT TO COMPETE

         A. During Term. Franchisee (and the Personal Guarantors) will not, during the term of this Agreement, on their own account or as an employee, agent, consultant, partner, officer, director, or shareholder of any other person, firm, entity, partnership or corporation, own, operate, lease, franchise, conduct, engage in, be connected with, have any interest in, or assist any person or entity engaged in any business involving wholesale or retail tools or small engine machinery or related accessories, or any other related business that is competitive with or similar to a ReTool(TM) Store, except with Franchisor's prior written consent.

         B. After Termination. Franchisee (and the Personal Guarantors) will not, for a period of one (1) year after this Agreement expires or is terminated (except for a termination as a result of a Franchisor's breach), on their own account or as an employee, agent, consultant, partner, officer, director, or shareholder of any other person, firm, entity, partnership or corporation, own, operate, lease, franchise, conduct, engage in, be connected with, have any interest in or assist any person or entity engaged in any business involving wholesale or retail tools or small engine machinery or related accessories or any other related business that is competitive with or similar to a ReTool(TM) Store which is located at the Franchised Location or within a six (6) mile radius of the Franchised Location or any ReTool(TM) Store. Franchisee expressly agrees that the one (1) year period and the six (6) mile radius are the reasonable and necessary time and distance needed to protect Franchisor if this Agreement expires or is terminated for any reason.

         C. Injunctive Relief. Franchisee agrees that damages alone cannot adequately compensate Franchisor if there is a violation of these noncompetitive covenants and that injunctive relief is essential for the protection of Franchisor. Franchisee therefore agrees that in case of any alleged breach or violation of this Section by it, Franchisor may seek injunctive relief without posting any bond or security, in addition to all other remedies that may be available to Franchisor at equity or law.


19.      ARBITRATION; ENFORCEMENT

         A. Arbitration Process. Except to the extent Franchisor elects to enforce the provisions of this Agreement by judicial process and injunction as provided herein, all disputes, claims and controversies between the parties arising under or in connection with this Agreement or the making, performance or interpretation thereof (including claims of fraud in the inducement and other claims of fraud and the arbitrability of any matter) will be settled by arbitration under the authority of the Federal Arbitration Act in

Minneapolis, Minnesota. The arbitrator will have the right to award specific performance of this Agreement. The proceedings will be conducted under the commercial arbitration rules of the American Arbitration Association, to the extent such Rules are not inconsistent with the provisions of this arbitration provision. The decision of the arbitrator will be final and binding on all parties. This Section will survive termination or non-renewal of this Agreement under any circumstances. Judgment upon the award of the arbitrator may be entered in any court having jurisdiction thereof. During the pendency of any arbitration proceeding, Franchisee and Franchisor will fully perform their respective obligations under this Agreement.

         B. Additional Proceedings. If, after Franchisor or Franchisee institutes an arbitration proceeding, one or the other asserts a claim, counterclaim or defense, the subject matter of which, under statute or current judicial decision is nonarbitrable for public policy reasons, the party against whom the claim, counterclaim or defense is asserted may elect to proceed with the arbitration of all arbitrable claims, counterclaims or defenses or to proceed to litigate all claims, counterclaims or defenses in a court having competent jurisdiction.

         C. Punitive Damages. Franchisor and Franchisee acknowledge that judgment upon an arbitration award may be entered in any court of competent jurisdiction and will be binding, final and nonappealable. Franchisor and Franchisee (and their respective owners and guarantors, if applicable) agree to waive, to the fullest extent permitted by law, the right to or claim for any punitive or exemplary damages against the other and agree that in the event of a dispute between them, each will be limited to the recovery of actual damages sustained by it.

         D. Enforcement of Franchise Agreement. Notwithstanding the other provisions of this Section 19, Franchisee recognizes that the failure of a single franchisee to comply with the terms of its ReTool(TM) franchise agreement could cause irreparable damage to Franchisor or to some or all other ReTool(TM) franchisees. Franchisor and Franchisee, therefore agree that, in the event of a breach or threatened breach of Sections 3, 8, 9, 12, 13, 14, 17 and/or 18 of this Agreement by Franchisee or in the event of any conduct by Franchisee which is illegal or is dishonest or misleading to Franchisee's customers or prospective customers or may impair the goodwill associated with the Marks, Franchisor may seek an injunction restraining such breach or obtain a decree of specific performance, without showing or proving any actual damage, until such time as a final and binding determination is made by the arbitrator. The foregoing equitable remedy will be in addition to, and not in lieu of, all other remedies or rights which Franchisor might otherwise have by virtue of any breach of this Agreement by Franchisee.

20.      SEVERABILITY AND CONSTRUCTION

         A. Severability. All provisions of this Agreement are severable and this Agreement will be interpreted and enforced as if all completely invalid or unenforceable provisions were not contained herein and partially valid and enforceable provisions will be enforced to the extent valid and enforceable. If any applicable law or rule of any jurisdiction requires a greater prior notice period than is required hereunder, or if under any applicable law or rule of any jurisdiction, any provision of this Agreement is invalid or unenforceable, the prior notice required by such law or rule will be substituted for the notice requirements hereof, or such invalid or unenforceable provision will be modified to the extent required to be valid and enforceable. Such modifications to this Agreement will be effective only in such jurisdiction and will be enforced as originally made and entered into in all other jurisdictions.

         B. Waiver. Franchisor and Franchisee may by written instrument unilaterally waive any obligation of or restriction upon the other under this Agreement. No acceptance by Franchisor of any payment by Franchisee and no failure, refusal or neglect of Franchisor or Franchisee to exercise any right under this Agreement or to insist upon full compliance by the other with its obligations hereunder, including any mandatory specification, standard or operating procedure, will constitute a waiver of any provision of this Agreement.

         C. Cumulative Rights. The rights of Franchisor and Franchisee hereunder are cumulative and no exercise or enforcement by Franchisor or Franchisee of any right or remedy hereunder will preclude the exercise or enforcement by Franchisor or Franchisee of any other right or remedy hereunder or which Franchisor or Franchisee is entitled by law to enforce.

         D. Governing Law. Except to the extent governed by the United
States Trademark Act of 1946 (Lanham Act, 15 U.S.C. Section 1051 et seq.), this Agreement and the franchise relationship will be governed by the laws of the state in which the Franchised Location is located.

         E. Binding Effect. This Agreement is binding upon the parties hereto and their respective executors, administrators, heirs, assigns and successors in interest.

         F. Consents. Whenever a party's consent or approval is required under this Agreement, such consent or approval will not be unreasonably withheld or delayed.

         G. Entire Agreement. The "Background" section is a part of this Agreement which, together with exhibits, represents the entire agreement of the parties. This Agreement supersedes and terminates any prior oral or written understandings or agreements between Franchisor and Franchisee relating to the subject matter of this Agreement. No modification of this Agreement will be effective unless it is in writing and signed by Franchisor and Franchisee. The term "Franchisee" as used herein is applicable (where relevant) to one or more persons, a corporation or a partnership. References to "Franchisee," "assignees" and "transferees" which are applicable to an individual or individuals mean the principal owner or owners of the equity or operating control of Franchisee or any such assignee or transferee if Franchisee or such assignee or transferee is a corporation or partnership. If Franchisee consists of more than one individual, all individuals will be bound jointly and severally by the provisions of this Agreement.

21.      NOTICES

         All notices to Franchisor will be in writing and will be made by personal service or sent by prepaid first class United States mail addressed to Franchisor at its principal place of business, or at such other address as Franchisor may designate in writing. All notices to Franchisee will be made by prepaid first class United States mail addressed to Franchisee at the Franchised Location, or such other address as Franchisee may designate in writing. Any notice under this Agreement may also be made by a recognized delivery service that requires a written receipt.

22.      ACKNOWLEDGMENTS

         A. Independent Investigation. Franchisee acknowledges that it has conducted an independent investigation of the business franchised hereunder, and recognizes that the business venture contemplated by this Agreement involves business risks and that its success will largely depend on Franchisee's ability as an independent business person. Franchisor expressly disclaims the making of, and Franchisee acknowledges that it has not received, any warranty or guarantee, express or implied, as to the potential volume, profits or success of the business venture contemplated by this Agreement.

         B. Franchise Agreement. Franchisee acknowledges that it has received, read, and understood this Agreement and that Franchisor has fully and adequately explained the provisions of it to Franchisee's satisfaction and that Franchisee has had sufficient time and opportunity to consult with advisors of its own choosing about the potential benefits and risks of entering into this Agreement.

         C. Other Franchises. Franchisee acknowledges that other franchisees of Franchisor have or will be granted franchises at different times and in different situations, and further acknowledges that the provisions of such franchises may vary substantially from those contained in this Agreement.

         D. Receipt of Documents. Franchisee acknowledges that it received a copy of this Agreement at least five (5) business days before the date on which this Agreement was executed. Franchisee further acknowledges that he/she has received a Franchise Offering Circular at least ten (10) business days before the date on which this Agreement was executed.

         IN WITNESS WHEREOF, Franchisor and Franchisee have signed this Agreement as of the day and year first above written.

FRANCHISOR DISCLAIMS ANY WARRANTY OR REPRESENTATION AS TO THE POTENTIAL SUCCESS OF FRANCHISEE'S BUSINESS OPERATIONS UNDER THIS AGREEMENT.

This is a legal document which grants specific rights to and imposes certain obligations upon Franchisor and Franchisee. Consult legal counsel to be sure that you understand your rights and duties. Please insert the name and address of your attorney:______________________________________________________________.

"FRANCHISOR"                         "FRANCHISEE"

GROW BIZ INTERNATIONAL, INC.         If "Franchisee" is a corporation,

                                     ___________________________________________
                                     (Print Corporate Name)


By ________________________________  By_________________________________________
     Its___________________________      Its____________________________________

                                     If "Franchisee" is one or more individuals,

                                     __________________________________________
                                     (Print Individual Name)

                                     By_________________________________________

                                     __________________________________________
                                     (Print Individual Name)

                                     By_________________________________________

                                     __________________________________________
                                     (Print Individual Name)

                                     By_________________________________________

                                    EXHIBIT A
                             TO FRANCHISE AGREEMENT

              FRANCHISEE'S DEVELOPMENT AREA AND EXCLUSIVE TERRITORY


1.       Description of Development Area:















2.       Description of Exclusive Territory:


















                       ____________________________   __________________________
                       Franchisor                     Franchisee

                                    EXHIBIT B
                             TO FRANCHISE AGREEMENT

                       COMPUTER SOFTWARE LICENSE AGREEMENT

                                    EXHIBIT C
                             TO FRANCHISE AGREEMENT

                   PERSONAL GUARANTY AND AGREEMENT TO BE BOUND
             PERSONALLY BY THE PROVISIONS OF THE FRANCHISE AGREEMENT


         In consideration of Franchisor's execution of this Franchise Agreement, and for other good and valuable consideration, the undersigned jointly and severally: (1) guarantee Franchisee's payment of all amounts due Franchisor and Franchisee's performance of the covenants and obligations in this Franchise Agreement; and (2) agree to be personally bound by every provision contained in this Franchise Agreement including the non-compete provisions and agree that this Personal Guaranty will be construed as though the undersigned executed a Franchise Agreement containing the identical provisions of this Franchise Agreement.

         A.       Each of the undersigned waives:

                  (1) notice of demand for payment of any indebtedness or nonperformance of any obligations hereby guaranteed;

                  (2) protest and notice of default to any party respecting the indebtedness or nonperformance of any obligations hereb guaranteed; and

                  (3) any right he/she may have to require that an action be brought against Franchisee or any other person as a condition of liability.

         B.       Each of the undersigned consents and agrees that:

                  (1) he/she will provide any payment or performance required under the Agreement upon demand if Franchisee fails or refuses to do so;

                  (2) such liability will not be contingent or conditioned upon Franchisor's pursuit of any remedies against Franchisee or any other person; and

                  (3) such liability will not be diminished, relieved or otherwise affected by Franchisee's insolvency, bankruptcy or reorganization, the invalidity, illegality or unenforceability of all or any part of the Agreement, or the amendment or extension of the Agreement with or without notice to the undersigned.

         IN WITNESS WHEREOF, each of the undersigned has signed this Guaranty on the same day and year as the Franchise Agreement was signed.


In the Presence of:               PERSONAL GUARANTORS

__________________________        ______________________________________________
                                  Individually

                                  ______________________________________________
                                  Address

__________________________        ______________________________________________
                                  Individually

                                  ______________________________________________
                                  Address

__________________________        ______________________________________________
                                  Individually

                                  ______________________________________________
                                  Address

__________________________        ______________________________________________
                                  Individually

                                  ______________________________________________
                                  Address


GP:469983 v2

                                                                   EXHIBIT 10.26





===============================================================================



                      AMENDED AND RESTATED CREDIT AGREEMENT

                                      among

                          TCF NATIONAL BANK MINNESOTA,

                        GROW BIZ INTERNATIONAL, INC., and

                              GROW BIZ GAMES, INC.

                                   Dated as of
                                October 14, 1998


================================================================================

                                TABLE OF CONTENTS

I  General Assumptions.......................................................  1
II  Scope of Agreement.......................................................  1
III  Credit Facilities.......................................................  3
         3.1 The Existing Revolving Advances and Bridge Advances.............  3
         3.2  The Revolving Loan.............................................  3
                  (a)  General Terms and Conditions..........................  3
                  (b)  Conditions Precedent..................................  4
                  (c)  Revolving Note........................................  4
                  (d)  Normal Rate of Interest...............................  4
                  (e)  Use of Proceeds.......................................  4
                  (f)  Other Prepayments; Prepayment Premium.................  4
         3.3 Term Loan.......................................................  4
                  (a)  General Terms and Conditions..........................  4
                  (b)  Conditions Precedent..................................  5
                  (c)  Term Loan Note........................................  5
                  (d)  Normal Rate of Interest...............................  5
                  (e)  Use of Proceeds.......................................  6
                  (f)  Prepayment; Prepayment Premium........................  6
         3.4 The Existing Term Loan..........................................  6
         3.5 Existing Letters of Credit......................................  7

IV  Terms and Conditions Applicable to all Credit Facilities.................  9
         4.1  Procedures for Requesting Advances.............................  9
         4.2  Payments.......................................................  9
         4.3  Application of Payments........................................ 10
         4.4  Computation of Interest and Fees............................... 10
         4.5  Default Rate of Interest....................................... 10
         4.6  Late Fees...................................................... 11

V  Conditions Precedent to Advances.......................................... 11
         5.1  Condition Precedent to Initial Advance......................... 11
         5.2  Conditions Precedent to All Advances........................... 13

VI  Representations and Warranties........................................... 13
         6.1  Existence and Power............................................ 13
         6.2  Authorization of Borrowing; No Conflict as to Law or Agreements 14
         6.3  Legal Agreements............................................... 14
         6.4  Subsidiaries................................................... 14

         6.5  Financial Condition............................................ 14
         6.6  Adverse Change................................................. 15
         6.7  Litigation..................................................... 15
         6.8  Regulation G................................................... 15
         6.9  Taxes.......................................................... 15
         6.10  Titles and Liens.............................................. 15
         6.11  Plans......................................................... 16
         6.12  Default....................................................... 16
         6.13  Environmental Protection...................................... 16
         6.14  Submissions to Bank........................................... 17
         6.15  Stock Buy-Back Program........................................ 17

VII   Affirmative Covenants.................................................. 17
         7.1   Financial Statements...........................................17
         7.2   Books and Records; Inspection and Examination..................19
         7.3   Compliance with Laws...........................................19
         7.4   Payment of Taxes and Other Claims..............................19
         7.5   Maintenance of Properties, Rights to Intellectual Property.....20
         7.6   Preservation of Existence......................................20
         7.7   Insurance......................................................20
         7.8   Public Exchange Listing........................................20
         7.9   Current Ratio..................................................20
         7.10  Capital Base Plus Repurchased Stock Amount.................... 21
         7.11  Total Liabilities to Capital Base Ratio....................... 21
         7.12  Minimum Debt Service Coverage Ratio........................... 21

VIII  Negative Covenants..................................................... 22
         8.1  Liens.......................................................... 22
         8.2  Indebtedness................................................... 23
         8.3  Guaranties..................................................... 23
         8.4  Investments.................................................... 24
         8.5  Consolidation and Merger....................................... 24
         8.7  Restrictions on Nature of Business............................. 25
         8.8  Transactions with Affiliates................................... 25
         8.9  Sale or Transfer of Assets; Suspension of Business Operations.. 25
         8.10 Sale and Leaseback............................................. 25
         8.11 Defined Benefit Pension Plans.................................. 26

IX   Events of Default, Rights and Remedies.................................. 26
         9.1  Events of Default.............................................. 26

         9.2  Rights and Remedies............................................ 28

X    Miscellaneous........................................................... 29
         10.1  Restatement of Old Credit Documents........................... 29
         10.2  Amendments, Etc............................................... 29
         10.3  Notices, Etc.................................................. 29
         10.4  No Waiver; Remedies........................................... 30
         10.5  Indemnification by Borrower................................... 30
         10.6  Costs and Expenses............................................ 31
         10.7  Severability of Provisions.................................... 32
         10.8  Binding Effect................................................ 32
         10.9  Execution in Counterparts..................................... 32
         10.10 Headings...................................................... 32


                                    APPENDIX

                                Glossary of Terms

                                    EXHIBITS

Exhibit A         Revolving Note
Exhibit B         Term Loan B Note
Exhibit C         Compliance Certificate
Exhibit D         Schedule of Trademarks and Tradenames
Exhibit E         Schedule of Permitted Liens, Indebtedness and Guaranties


Grow Biz/A&R Credit Agreement

                      AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of October 14, 1998

                  Grow Biz International, Inc., a Minnesota corporation ("International"), Grow Biz Games, Inc., a Minnesota corporation ("Games" and together with International, the "Borrowers" and each, a "Borrower") and TCF National Bank Minnesota, a national banking association (the "Bank") agree as follows:


ARTICLEI


GENERAL ASSUMPTIONS I

                               General Assumptions

                  For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                           (a) all terms defined in this Agreement include
                  the plural as well as the singular;

                           (b) all accounting terms not otherwise defined
                  herein have the meanings assigned to them in accordance with GAAP;

                           (c) inventory shall be valued at the lower of
                  cost, computed on a first-in, first-out basis, or fair market value; and

                           (d) all terms defined in the Glossary of Terms set
                  forth in the Appendix to this Agreement have the meanings assigned to them in the Glossary of Terms.


ARTICLEII


SCOPE OF AGREEMENT II

                               Scope of Agreement

                  The Bank may, in its sole discretion, from time to time make one or more loans, advances or other financial accommodations available to or for the benefit of the Borrowers in addition to such loans, advances or other financial accommodations initially made available to or for the benefit of International and provided for in this Agreement. Any such additional Obligations shall, to the extent applicable, except as otherwise explicitly set forth in any promissory note or written agreement accepted by or entered into with the Bank in connection with such Obligations, be governed by and subject to the terms set forth herein. Nothing herein shall obligate the Bank to make or permit any such additional loans, advances, accommodations or Obligations.


Grow Biz/A&R Credit Agreement

ARTICLE III


CREDIT FACILITIES

                  SECTION 3.1 THE EXISTING REVOLVING ADVANCES AND BRIDGE ADVANCES. THE BANK HAS MADE VARIOUS REVOLVING ADVANCES TO INTERNATIONAL PURSUANT TO THE OLD CREDIT DOCUMENTS AND EVIDENCED BY THE OLD REVOLVING NOTE (THE "EXISTING REVOLVING ADVANCES"). AS OF OCTOBER 14, 1998, THE OUTSTANDING PRINCIPAL BALANCE OF THE EXISTING REVOLVING ADVANCES WAS $ 2,800,000. THE BANK HAS ALSO MADE AN ADVANCE TO INTERNATIONAL AS EVIDENCED BY THE COMMERCIAL TERM NOTE DATED AS OF SEPTEMBER 14, 1998 (THE "BRIDGE ADVANCE"). AS OF OCTOBER 14, 1998, THE OUTSTANDING PRINCIPAL BALANCE OF THE BRIDGE ADVANCE WAS $ 2,000,000. UPON EXECUTION AND DELIVERY OF THIS AGREEMENT, THE EXISTING REVOLVING ADVANCES SHALL BE DEEMED TO BE REVOLVING ADVANCES MADE PURSUANT TO SECTION 3.2 AND REPAYABLE IN ACCORDANCE WITH THE REVOLVING NOTE, WHILE THE BRIDGE ADVANCE SHALL BE DEEMED TO BE A TERM LOAN B ADVANCE MADE PURSUANT TO SECTION 3.3 AND REPAYABLE IN ACCORDANCE WITH THE TERM LOAN B NOTE. TO THE EXTENT THE REVOLVING NOTE EVIDENCES THE EXISTING REVOLVING ADVANCES, THE REVOLVING NOTE SHALL BE ISSUED IN SUBSTITUTION FOR AND REPLACEMENT OF BUT NOT IN PAYMENT OF THE OLD REVOLVING NOTE. TO THE EXTENT THE TERM LOAN B NOTE EVIDENCES THE BRIDGE ADVANCES, THE TERM LOAN B NOTE SHALL BE ISSUED IN SUBSTITUTION FOR AND REPLACEMENT OF BUT NOT IN PAYMENT OF THE COMMERCIAL TERM NOTE.



                  SECTION 3.2  THE REVOLVING LOAN

         (a) GENERAL TERMS AND CONDITIONS. THE BANK AGREES, ON THE TERMS AND CONDITIONS HEREIN SET FORTH, TO MAKE REVOLVING ADVANCES TO THE BORROWERS FROM TIME TO TIME FROM THE DATE HEREOF TO AND INCLUDING
         JULY 31, 1999, OR THE EARLIER TERMINATION OF THE COMMITMENT TO MAKE REVOLVING ADVANCES PURSUANT TO SECTION 9.2 HEREOF, IN AN AGGREGATE AMOUNT NOT TO EXCEED AT ANY TIME OUTSTANDING THE REVOLVING COMMITMENT AMOUNT. THE MINIMUM AMOUNT OF EACH REVOLVING ADVANCE SHALL BE $50,000. WITHIN THE ABOVE LIMITS, THE BORROWERS MAY BORROW, PREPAY AND REBORROW REVOLVING ADVANCES UNDER THIS SECTION 3.2. FROM AND AFTER THE DATE OF THE FIRST REVOLVING ADVANCE, ACCRUED INTEREST ON THE REVOLVING NOTE SHALL BE DUE AND PAYABLE MONTHLY, COMMENCING ON


Grow Biz/A&R Credit Agreement

         THE TENTH (10th) DAY OF THE MONTH FOLLOWING THE DATE OF
         THE FIRST REVOLVING ADVANCE, AND ON THE SAME DAY OF EACH MONTH THEREAFTER UNTIL PAYMENT IN FULL OF THE REVOLVING NOTE.

         (b) CONDITIONS PRECEDENT. THE OBLIGATION OF THE BANK TO MAKE EACH REVOLVING ADVANCE SHALL BE SUBJECT TO THE CONDITIONS PRECEDENT THAT ON OR BEFORE THE DATE OF THE REQUESTED REVOLVING ADVANCE (i) THE BANK SHALL HAVE RECEIVED ALL FINANCIAL REPORTS REQUIRED TO BE DELIVERED TO THE BANK PURSUANT TO THE TERMS OF THIS AGREEMENT, AND (ii) ALL CONDITIONS PRECEDENT IN ARTICLE V HEREOF SHALL HAVE BEEN SATISFIED.

         (c) REVOLVING NOTE. THE REVOLVING ADVANCES MADE BY THE BANK SHALL BE EVIDENCED BY, AND PAYABLE WITH INTEREST IN ACCORDANCE WITH, A SINGLE PROMISSORY NOTE OF THE BORROWERS OF EVEN DATE HEREWITH, PAYABLE TO THE ORDER OF THE BANK IN THE MAXIMUM PRINCIPAL AMOUNT OF $10,000,000 IN THE FORM OF EXHIBIT A, ATTACHED HERETO (AS THE SAME MAY HEREAFTER BE EXTENDED, RENEWED, AMENDED OR REPLACED FROM TIME TO TIME, THE "REVOLVING NOTE").

         (d) NORMAL RATE OF INTEREST. THE PRINCIPAL BALANCE OF THE REVOLVING NOTE OUTSTANDING FROM TIME TO TIME SHALL BEAR INTEREST FROM THE DATE HEREOF UNTIL PAID IN FULL AT AN ANNUAL RATE WHICH SHALL AT ALL TIMES BE EQUAL TO THE BASE RATE, WHICH ANNUAL RATE SHALL CHANGE WHEN AND AS THE BASE RATE CHANGES; SUBJECT, HOWEVER, TO IMPOSITION OF THE DEFAULT RATE PURSUANT TO SECTION 4.5.

         (e) USE OF PROCEEDS. THE BORROWERS SHALL USE THE PROCEEDS OF THE INITIAL REVOLVING ADVANCE TO REFINANCE EXISTING INDEBTEDNESS OF THE BORROWERS AND REPURCHASE CERTAIN SHARES OF STOCK. THE BORROWERS SHALL USE THE PROCEEDS OF ALL OTHER REVOLVING ADVANCES FOR GENERAL WORKING CAPITAL PURPOSES, ALONG WITH THE REPURCHASE OF OTHER SHARES OF INTERNATIONAL STOCK.

         (f) OTHER PREPAYMENTS. THE BORROWERS MAY, UPON AT LEAST ONE BUSINESS DAY'S PRIOR NOTICE TO THE BANK, PREPAY THE PRINCIPAL BALANCE OF THE REVOLVING ADVANCES VOLUNTARILY IN WHOLE OR IN PART AT ANY TIME, WITHOUT PREMIUM OR PENALTY. ANY PREPAYMENT OF THE FULL AMOUNT OF THE REVOLVING ADVANCES AT A TIME WHEN THE BANK HAS NO FURTHER COMMITMENT TO MAKE REVOLVING ADVANCES SHALL INCLUDE ACCRUED INTEREST THEREON.


                  SECTION 3.3 TERM LOAN B.

         (a) GENERAL TERMS AND CONDITIONS. THE BANK AGREES, ON THE TERMS AND SUBJECT TO THE CONDITIONS HEREIN SET FORTH, TO MAKE


Grow Biz/A&R Credit Agreement

         TERM LOAN B ADVANCES TO THE BORROWERS DURING THE PERIOD
         FROM THE DATE HEREOF TO AND INCLUDING MARCH 31, 1999, OR THE EARLIER TERMINATION OF THE COMMITMENT TO MAKE THE TERM LOAN B ADVANCES PURSUANT TO SECTION 9.2 HEREOF, IN AN AGGREGATE AMOUNT NOT TO EXCEED $8,000,000. THE TERM LOAN B ADVANCES SHALL BE REPAYABLE IN MONTHLY INSTALLMENTS OF PRINCIPAL AND INTEREST. BEGINNING ON THE FIRST DAY OF THE FIRST MONTH FOLLOWING THE FIRST TERM LOAN B ADVANCE, THE BORROWERS SHALL PAY TO THE BANK ACCRUED INTEREST ON THE TERM LOAN B ADVANCES, FOR INTEREST ACCRUED DURING THE IMMEDIATELY PRECEDING MONTH. BEGINNING APRIL 1, 1999, AND CONTINUING ON THE TENTH (10th) DAY OF EACH MONTH THEREAFTER THROUGH JANUARY 9, 2000, ACCRUED INTEREST FOR THE PREVIOUS MONTH SHALL BE DUE AND PAYABLE, TOGETHER, EACH MONTH, WITH A PRINCIPAL PAYMENT IN THE AMOUNT OF $100,000, OR, IF THE BEGINNING LOAN BALANCE WAS LESS THAN $8,000,000, THEN 1.125% OF SUCH ACTUAL BEGINNING LOAN BALANCE. BEGINNING JANUARY 10, 2000, AND CONTINUING ON THE TENTH (10th) DAY OF EACH MONTH THEREAFTER THROUGH MARCH 9, 2004, ACCRUED INTEREST FOR THE PREVIOUS MONTH SHALL BE DUE AND PAYABLE, TOGETHER, EACH MONTH, WITH A PRINCIPAL PAYMENT IN THE AMOUNT OF $150,000, OR, IF THE BEGINNING LOAN BALANCE WAS LESS THAN $8,000,000, THEN 1.875% OF SUCH ACTUAL BEGINNING LOAN BALANCE. ON MARCH 10, 2004 (THE "TERM LOAN B MATURITY DATE"), THE REMAINING PRINCIPAL TOGETHER WITH ANY AND ALL ACCRUED INTEREST SHALL BE DUE AND PAYABLE. SUCH MONTHLY PAYMENT AMOUNT MAY CHANGE AS THE INTEREST RATE CHANGES DUE TO ANY IMPLEMENTATION OF THE DEFAULT RATE.

                  (b) Conditions Precedent. The obligation of the Bank to make each Term Loan B Advance shall be subject to the conditions precedent that on or before the date of the requested Term Loan B Advance (i) the Bank shall have received all financial reports required to be delivered to the Bank pursuant to the terms of this Agreement, and (ii) all conditions precedent in Article V hereof shall have been satisfied.

         (c) TERM LOAN B NOTE. THE TERM LOAN B ADVANCES SHALL BE EVIDENCED BY, AND PAYABLE WITH INTEREST IN ACCORDANCE WITH, THE BORROWERS' PROMISSORY NOTE OF EVEN DATE HEREWITH, PAYABLE TO THE ORDER OF THE BANK IN THE ORIGINAL PRINCIPAL AMOUNT OF $8,000,000 IN THE FORM OF EXHIBIT B, ATTACHED HERETO (AS THE SAME MAY HEREAFTER BE EXTENDED, RENEWED, AMENDED OR REPLACED FROM TIME TO TIME, THE "TERM LOAN B NOTE").

         (d) NORMAL RATE OF INTEREST. THE PRINCIPAL BALANCE OF THE TERM LOAN B NOTE OUTSTANDING FROM TIME TO TIME SHALL BEAR INTEREST FROM THE DATE HEREOF UNTIL PAID IN FULL AT AN ANNUAL RATE WHICH SHALL AT ALL TIMES BE EQUAL TO ONE-HALF OF ONE-PERCENT (0.50%) OVER THE BASE RATE; SUBJECT, HOWEVER, TO IMPOSITION OF THE DEFAULT RATE PURSUANT TO SECTION 4.5.

Grow Biz/A&R Credit Agreement

         (e) USE OF PROCEEDS. THE BORROWERS SHALL USE THE PROCEEDS OF THE TERM LOAN B NOTE TO PREPAY THE BRIDGE ADVANCE, REPURCHASE CERTAIN SHARES OF INTERNATIONAL COMMON STOCK, AND FOR EXPENDITURES RELATED TO THE OPENING OF COMPANY OWNED RETAIL STORES.

                  (f) Prepayment; Prepayment Premium. Except as otherwise provided herein, the Borrowers may, in their discretion, prepay the principal balance of the Term Loan B Advances in whole at any time or from time to time in part, provided that the Borrower (i) provides the Bank with at least 30 days prior written notice of its intention to prepay the Term Loan B Advances, and (ii) pays the Bank a prepayment premium equal to (1) three percent (3.0%) of the outstanding Term Loan B Advances as of the date of such notice if such prepayment is to occur on or before April 1, 2000, (2) two percent (2.0%) of the outstanding balance of the Term Loan B Advances as of the date of such notice if such prepayment is to occur after April 1, 2000, but before April 1, 2002, or (3) one percent (1.0%) of the outstanding balance of the Term Loan B Advances as of the date of such notice if such prepayment is to occur after April 1, 2002, but prior to the Term Loan B Maturity Date; provided, however, that the prepayment premium shall only be due and payable in the event that, and to the extent that, the prepayment is made with proceeds of debt provided by another financial institution; provided, further, that the prepayment premium shall not be due and payable upon refinancing by another financial institution, in the case where such refinancing is solely the result of the Bank's decision not to renew the revolving credit facility.


                  SECTION 3.4 THE EXISTING TERM LOAN.

     (a) GENERAL TERMS AND CONDITIONS. ON AUGUST 8, 1997, THE BANK MADE A SINGLE ADVANCE TERM LOAN TO INTERNATIONAL IN THE AMOUNT OF $4,500,000 (THE "EXISTING TERM LOAN ADVANCE"). THE EXISTING TERM LOAN SHALL BE REPAID BY THE BORROWERS IN EQUAL PRINCIPAL PAYMENTS OF $75,000 PER MONTH, WHICH SUCH PAYMENTS BEGAN ON OCTOBER 10, 1997, AND SHALL CONTINUE UNTIL SEPTEMBER 10, 2002 (THE "EXISTING TERM LOAN MATURITY DATE"), AT WHICH TIME A FINAL PAYMENT OF THE REMAINING UNPAID PRINCIPAL BALANCE AND ALL ACCRUED AND UNPAID INTEREST THEREON SHALL BE MADE. INTEREST ON THE EXISTING TERM LOAN ADVANCE SHALL BE PAYABLE MONTHLY ON THE TENTH (10th) DAY OF THE NEXT SUCCEEDING MONTH AND AT MATURITY OR EARLIER PREPAYMENT IN FULL. AS OF OCTOBER 14, 1998, THE OUTSTANDING PRINCIPAL BALANCE OF THE EXISTING TERM LOAN ADVANCE WAS $3,525,000.


     (b) THE EXISTING TERM LOAN NOTE. THE EXISTING TERM LOAN ADVANCE IS EVIDENCED BY, AND PAYABLE WITH INTEREST IN ACCORDANCE WITH, THE INTERNATIONAL'S PROMISSORY NOTE DATED AS OF AUGUST 8, 1997, PAYABLE TO THE ORDER OF THE BANK IN THE ORIGINAL PRINCIPAL AMOUNT OF $4,500,000 (AS THE SAME MAY HEREAFTER BE EXTENDED, RENEWED, AMENDED OR REPLACED FROM TIME TO TIME, THE "EXISTING TERM LOAN NOTE")


Grow Biz/A&R Credit Agreement

     (c) NORMAL RATE OF INTEREST. THE PRINCIPAL BALANCE OF THE EXISTING TERM LOAN NOTE OUTSTANDING FROM TIME TO TIME SHALL BEAR INTEREST UNTIL PAID IN FULL AT AN ANNUAL RATE WHICH SHALL AT ALL TIMES BE EQUAL TO ONE-HALF OF ONE PERCENT (.50%) OVER THE BASE RATE, WHICH ANNUAL RATE SHALL CHANGE WHEN AND AS THE BASE RATE CHANGES; SUBJECT, HOWEVER, TO THE IMPOSITION OF THE DEFAULT RATE PURSUANT TO SECTION 4.5.

     (d) PREPAYMENT. THE BORROWERS MAY, UPON AT LEAST ONE BUSINESS DAY'S PRIOR NOTICE TO THE BANK, PREPAY THE PRINCIPAL BALANCE OF THE EXISTING TERM LOAN ADVANCE VOLUNTARILY IN WHOLE OR IN PART AT ANY TIME, WITHOUT PREMIUM OR PENALTY. PREPAYMENTS OF PRINCIPAL OF THE EXISTING TERM LOAN ADVANCE SHALL BE APPLIED TO INSTALLMENTS BECOMING DUE AND PAYABLE THEREUNDER IN INVERSE ORDER OF THEIR RESPECTIVE MATURITIES. NO PREPAYMENT OF THE EXISTING TERM LOAN ADVANCE SHALL SUSPEND OR DELAY ANY REQUIRED PAYMENTS OF PRINCIPAL OR INTEREST OTHERWISE DUE AND PAYABLE THEREUNDER.


                  SECTION 3.5 EXISTING LETTER OF CREDIT.

     (a) ON MARCH 16, 1998, PURSUANT TO THE OLD CREDIT DOCUMENTS, THE BANK ISSUED A LETTER OF CREDIT FOR THE ACCOUNT OF INTERNATIONAL IN THE ORIGINAL AMOUNT OF $2,200,000 (THE "EXISTING LETTER OF CREDIT"). THE EXPIRATION DATE OF THE EXISTING LETTER OF CREDIT IS MARCH 16, 1999. THE BORROWERS ARE NOT ENTITLED TO REQUEST ANY ADDITIONAL LETTERS OF CREDIT FROM THE BANK.

     (b) THE BORROWERS ACKNOWLEDGE THAT THEY ARE LIABLE FOR REIMBURSEMENT AND OTHER OBLIGATIONS WITH RESPECT TO THE EXISTING LETTER OF CREDIT.

     (c) THE BORROWERS AGREE TO PAY TO THE BANK, ON WRITTEN DEMAND BY THE BANK, THE ADMINISTRATIVE FEES CHARGED BY THE BANK IN THE ORDINARY COURSE OF BUSINESS IN CONNECTION WITH THE HONORING OF DRAFTS UNDER THE EXISTING LETTER OF CREDIT, AND ALL OTHER ACTIVITY WITH RESPECT TO THE EXISTING LETTER OF CREDIT AT THE THEN-CURRENT RATES OF THE BANK.

     (d) DRAWS UNDER THE EXISTING LETTER OF CREDIT SHALL BE REIMBURSED TO THE BANK IN ACCORDANCE WITH THE EXISTING LETTER OF CREDIT APPLICATION AND AS
     FOLLOWS:

                           (i) Whenever a draft under the Existing Letter of
                  Credit is presented to the Bank for payment, the Borrowers hereby agree to immediately reimburse the Bank for the amount paid by the Bank under the Existing Letter of Credit, plus any and all reasonable charges and expenses that the Bank may pay or incur relative to such draw, plus interest on all such amounts, charges and expenses as

Grow Biz/A&R Credit Agreement
                  set forth below (all such amounts with respect to the Existin Letter of Credit are hereinafter referred to, collectively, as the "Obligation of Reimbursement").

                           (ii) The Borrowers hereby agree to pay to the Bank,
                  on demand of the Bank, interest on all amounts, charges and expenses payable by the Borrowers to the Bank under this
                  Section 3.5, accrued from the date any such draft, charge or expense is paid by the Bank until payment in full by the Borrowers at the interest rate in effect under Section 3.2(d) hereof.

                           (iii) If the Borrowers fail to pay to the Bank
                  promptly the amount of its Obligation of Reimbursement in accordance with the terms of this Agreement and in accordance with the terms of the Existing Letter of Credit Application, the Bank is hereby irrevocably authorized and directed, in its sole discretion, to make a Revolving Advance under Section 3.2 hereof in an amount sufficient to discharge the Obligation of Reimbursement, including all interest accrued thereon but unpaid at the time of such Revolving Advance, and such Revolving Advance shall be added to the outstanding principal balance of the Revolving Note.

     (e) IN THE EVENT THAT THE BANK ELECTS TO EXTEND THE MATURITY OF THE EXISTING LETTER OF CREDIT TO A DATE BEYOND THE REVOLVING LOAN MATURITY DATE, THEN, ON THE REVOLVING LOAN MATURITY DATE, THE BORROWERS SHALL PAY TO THE BANK IN IMMEDIATELY AVAILABLE FUNDS FOR DEPOSIT IN THE SPECIAL ACCOUNT AN AMOUNT EQUAL TO THE MAXIMUM AGGREGATE AMOUNT AVAILABLE TO BE DRAWN UNDER THE EXISTING LETTER OF CREDIT THEN OUTSTANDING, ASSUMING COMPLIANCE WITH ALL CONDITIONS FOR DRAWING THEREUNDER. AMOUNTS ON DEPOSIT IN THE SPECIAL ACCOUNT MAY BE APPLIED BY THE BANK AT ANY TIME OR FROM TIME TO TIME TO THE BORROWERS' OBLIGATION OF REIMBURSEMENT OR ANY OTHER OBLIGATIONS OF THE BORROWERS TO THE BANK ARISING UNDER THIS AGREEMENT OR OTHERWISE, IN THE BANK'S SOLE DISCRETION, AND SHALL NOT BE SUBJECT TO WITHDRAWAL BY THE BORROWERS SO LONG AS THE BANK MAINTAINS A SECURITY INTEREST THEREIN.

                           (f) The Borrowers hereby pledge, and grant to the
                  Bank a security interest in, all funds held in the Special Account from time to time and all proceeds thereof, as security for the payment of all present and future Obligations of Reimbursement and all other amounts due and to become due from the Borrowers to the Bank pursuant to this Agreement or otherwise. The Bank shall have full ownership and control of the Special Account, and the Borrowers shall have no right to withdraw the funds maintained in the Special Account.


Grow Biz/A&R Credit Agreement

ARTICLE IV


TERMS AND CONDITIONS APPLICABLE TO ALL CREDIT FACILITIES


                  SECTION 4.1 PROCEDURES FOR REQUESTING ADVANCES. THE BANK MUST RECEIVE NOTICE OF THE BORROWERS' REQUEST FOR EACH ADVANCE NOT LATER THAN 12:00 NOON (MINNEAPOLIS TIME) ON THE BUSINESS DAY OF A PROPOSED REVOLVING ADVANCE AND ON THE BUSINESS DAY OF A PROPOSED TERM LOAN B ADVANCE. EACH SUCH REQUEST FOR AN ADVANCE MAY BE MADE IN WRITING OR BY TELEPHONE, SHALL BE EFFECTIVE UPON RECEIPT BY THE BANK AND SHALL SPECIFY THE PROPOSED DATE FOR THE REQUESTED ADVANCE (WHICH SHALL BE A BUSINESS DAY), THE AMOUNT OF THE REQUESTED ADVANCE AND WHETHER THE BORROWERS DESIRE A REVOLVING ADVANCE OR TERM LOAN B ADVANCE. UNLESS THE BANK DETERMINES THAT ANY CONDITION SET FORTH IN ARTICLE III, IV, OR V HAS NOT BEEN SATISFIED, THE BANK WILL MAKE THE PROCEEDS OF THE ADVANCE AVAILABLE TO THE BORROWERS ON THE APPROPRIATE DATE AS IDENTIFIED ABOVE BY DEPOSITING THE SAME TO EITHER OF THE BORROWERS' DEMAND DEPOSIT ACCOUNTS MAINTAINED WITH THE BANK OR IN SUCH OTHER MANNER AS THE BANK AND THE BORROWERS MAY FROM TIME TO TIME AGREE. THE BORROWERS SHALL BE OBLIGATED TO REPAY ALL ADVANCES NOTWITHSTANDING THE FACT THAT THE PERSON REQUESTING SAME WAS NOT IN FACT AUTHORIZED SO TO DO. ANY REQUEST FOR AN ADVANCE, WHETHER WRITTEN OR TELEPHONIC, SHALL BE DEEMED TO BE A REPRESENTATION THAT THE STATEMENTS SET FORTH IN SECTION 5.2 ARE CORRECT.


                  SECTION 4.2 PAYMENTS. WHENEVER ANY PAYMENT TO BE MADE UNDER THIS AGREEMENT, ANY NOTE OR ANY OTHER EVIDENCE OF AN OBLIGATION SHALL BE STATED TO BE DUE ON ANY DAY OTHER THAN A BUSINESS DAY, SUCH PAYMENT MAY BE MADE ON THE NEXT SUCCEEDING BUSINESS DAY, AND SUCH EXTENSION OF TIME SHALL IN SUCH CASE BE INCLUDED IN THE COMPUTATION OF INTEREST AND FEES. ALL PAYMENTS OF PRINCIPAL, INTEREST, FEES AND OTHER AMOUNTS DUE UNDER THIS AGREEMENT, ALL NOTES AND ANY OTHER EVIDENCE OF AN OBLIGATION SHALL BE MADE TO THE BANK IN IMMEDIATELY AVAILABLE FUNDS. THE AMOUNT SHOWN ON THE BOOKS AND RECORDS OF THE BANK AS BEING THE UNPAID BALANCE OF PRINCIPAL, ACCRUED INTEREST AND OTHER CHARGES, FEES AND EXPENSES UNDER THIS AGREEMENT, ANY NOTE AND ANY OTHER EVIDENCE OF AN OBLIGATION SHALL BE PRIMA FACIE EVIDENCE THEREOF. THE BORROWERS HEREBY IRREVOCABLY AUTHORIZE THE BANK, IF AND TO THE EXTENT ANY PAYMENT FROM THE BORROWERS TO THE BANK IS NOT MADE WHEN DUE, TO CHARGE AGAINST ANY AMOUNT OWING BY THE BANK TO THE BORROWERS AN AMOUNT EQUAL TO THE PRINCIPAL, ACCRUED INTEREST AND OTHER CHARGES, FEES AND EXPENSES THEN DUE. WITHOUT LIMITING THE FOREGOING, THE BORROWERS HEREBY

Grow Biz/A&R Credit Agreement

IRREVOCABLY AUTHORIZE THE BANK TO COLLECT INTEREST, REQUIRED PRINCIPAL PAYMENTS, OTHER CHARGES, FEES AND EXPENSES UNDER THIS AGREEMENT OR ANY NOTE WHEN DUE FROM TIME TO TIME BY CHARGING ANY DEMAND DEPOSIT ACCOUNT MAINTAINED BY EITHER OF THE BORROWERS WITH THE BANK.


                  SECTION 4.3 APPLICATION OF PAYMENTS. SO LONG AS NO DEFAULT OR EVENT OF DEFAULT SHALL BE CONTINUING HEREUNDER, ANY PAYMENT HEREUNDER MAY BE APPLIED FIRST TO PAYMENT OF ANY LATE CHARGES, FEES, COSTS AND EXPENSES UNDER
SECTION 10.6 OR OTHER AMOUNTS DUE, THEN TO UNPAID ACCRUED INTEREST AND THE BALANCE, IF ANY, TO THE PRINCIPAL OUTSTANDING UNDER THE NOTES SPECIFIED BY THE BORROWERS AT THE TIME OF THE PAYMENT; PROVIDED, HOWEVER, THAT IF THE BORROWERS DO NOT SO SPECIFY ANY SUCH BALANCE MAY BE APPLIED TO THE PRINCIPAL OF THE NOTES IN SUCH ORDER AS THE BANK, IN ITS DISCRETION, SHALL DETERMINE. DURING THE CONTINUANCE OF ANY DEFAULT OR EVENT OF DEFAULT, THE BANK MAY APPLY PAYMENTS HEREUNDER IN SUCH ORDER AS THE BANK, IN ITS DISCRETION, SHALL DETERMINE. ANY APPLICATION OF A PAYMENT THAT OPERATES AS A PARTIAL PREPAYMENT OF ANY NOTE EVIDENCING TERM ADVANCES SHALL BE APPLIED AGAINST THE INSTALLMENTS OF PRINCIPAL IN INVERSE ORDER OF MATURITY AND SHALL NOT REDUCE THE AMOUNT OF OR POSTPONE THE DUE DATE OF ANY INSTALLMENT OF PRINCIPAL AND INTEREST, UNLESS THE BANK OTHERWISE AGREES IN WRITING.


                  SECTION 4.4 COMPUTATION OF INTEREST AND FEES. INTEREST UNDER THE NOTES AND ALL OTHER FEES HEREUNDER OR IN RESPECT OF ANY OBLIGATIONS SHALL BE COMPUTED ON THE BASIS OF THE ACTUAL NUMBER OF DAYS ELAPSED AND A 360-DAY YEAR.


                  SECTION 4.5 DEFAULT RATE OF INTEREST. IF AN EVENT OF DEFAULT SHALL OCCUR AND CONTINUE FOR A PERIOD OF 30 DAYS AFTER THE BANK HAS GIVEN NOTICE TO THE BORROWERS SPECIFYING SUCH EVENT OF DEFAULT AND STATING THE BANK'S INTENT TO IMPLEMENT THE DEFAULT RATE (IT BEING UNDERSTOOD THAT SUCH GRACE PERIOD AND NOTICE REQUIREMENT ARE CONDITIONS ONLY TO IMPOSING THE DEFAULT RATE), THE BORROWERS SHALL PAY INTEREST ON THE UNPAID PRINCIPAL BALANCE OF THE OBLIGATIONS, FROM THE FIRST DAY IMMEDIATELY FOLLOWING THE EXPIRATION OF SUCH 30-DAY PERIOD UNTIL THE EARLIER OF PAYMENT IN FULL OF THE OBLIGATIONS OR THE DAY ON WHICH SUCH EVENT OF DEFAULT IS CURED TO THE WRITTEN SATISFACTION OF THE BANK, AT AN ANNUAL RATE AT ALL TIMES EQUAL TO TWO PERCENT (2%) OVER THE ANNUAL RATE OR RATES OF INTEREST THAT WOULD OTHERWISE BE IN EFFECT FROM TIME TO TIME WITH RESPECT TO SUCH OBLIGATIONS HAD THERE BEEN NO OCCURRENCE OF AN EVENT OF DEFAULT
(THE "DEFAULT RATE").

Grow Biz/A&R Credit Agreement

                  SECTION 4.6 LATE FEES. IF ANY AMOUNT DUE HEREUNDER OR UNDER THE NOTES OR OTHER OBLIGATIONS (WHETHER PRINCIPAL, INTEREST, FEES, COSTS, EXPENSES OR OTHERWISE) IS PAID MORE THAN TEN (10) DAYS AFTER THE STATED DUE DATE FOR SUCH PAYMENT, THE BORROWERS SHALL PAY TO THE BANK, ON DEMAND, A LATE PAYMENT FEE EQUAL TO FIVE PERCENT (5%) OF THE PAST DUE AMOUNT.


ARTICLE V


CONDITIONS PRECEDENT TO ADVANCES


                  SECTION 5.1 CONDITION PRECEDENT TO INITIAL ADVANCES. THE OBLIGATION OF THE BANK TO MAKE THE INITIAL ADVANCES IS SUBJECT TO THE CONDITION PRECEDENT THAT THE BANK SHALL HAVE RECEIVED ON OR BEFORE THE DAY OF MAKING SUCH ADVANCES THE FOLLOWING, EACH INFORM AND SUBSTANCE SATISFACTORY TO THE BANK IN ITS SOLE DISCRETION:

         (a) THE REVOLVING NOTE AND THE TERM LOAN B NOTE, EACH DULY EXECUTED ON BEHALF OF THE BORROWERS.

                  (b) A Security Agreement, dated the date hereof, duly executed on behalf of the Borrowers, granting to the Bank a security interest in all of the Borrowers' present and future Equipment, Inventory, Investment Property, Accounts and other rights to payment and general intangibles to secure all Obligations.

         (c) AN ACKNOWLEDGMENT, DATED THE DATE HEREOF, DULY EXECUTED ON BEHALF OF THE BORROWERS IN FAVOR OF THE BANK, UNDER WHICH THE BORROWERS ACKNOWLEDGE THAT THE LOAN DOCUMENTS DELIVERED PURSUANT TO THIS SECTION
         5.1 AND ALL OTHER DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT SET FORTH THE ENTIRE AGREEMENT AMONG THE BORROWERS AND THE BANK WITH RESPECT TO THE MATTERS COVERED THEREIN AND THAT THERE ARE NO ORAL AGREEMENTS BINDING ON THE BANK.

         (d) AN AGREEMENT AND WAIVER, DATED THE DATE HEREOF, DULY EXECUTED ON BEHALF OF THE BORROWERS, IN SUBSTANCE AND FORM ACCEPTABLE TO THE BANK, PROVIDING THE STATE LAW TO GOVERN THE LOAN DOCUMENTS DELIVERED PURSUANT TO THIS SECTION 5.1 AND ALL OTHER DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OBLIGATIONS, CONSENTING TO PERSONAL JURISDICTION AND VENUE IN CONNECTION WITH ANY

Grow Biz/A&R Credit Agreement

         CONTROVERSY INVOLVING ANY SUCH DOCUMENTS AND WAIVING THE RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY SUCH CONTROVERSY.

         (e) A FINANCING STATEMENT OR STATEMENTS DULY EXECUTED ON BEHALF OF EACH OF THE BORROWERS SUFFICIENT WHEN FILED TO PERFECT THE SECURITY INTEREST GRANTED UNDER THE SECURITY AGREEMENT DELIVERED PURSUANT TO SECTION 5.1(b) HEREOF TO THE EXTENT SUCH SECURITY INTEREST IS CAPABLE OF BEING PERFECTED BY FILING.

         (f) CURRENT SEARCHES OF APPROPRIATE FILING OFFICES SHOWING THAT (i) NO STATE OR FEDERAL TAX LIENS HAVE BEEN FILED AND REMAIN IN EFFECT AGAINST THE BORROWERS AND (ii) NO FINANCING STATEMENTS HAVE BEEN FILED AND REMAIN IN EFFECT AGAINST THE BORROWERS EXCEPT FINANCING STATEMENTS PERFECTING ONLY SECURITY INTERESTS PERMITTED UNDER SECTION 8.1 AND THOSE FINANCING STATEMENTS FILED BY THE BANK.

         (g) CURRENT FINANCIAL PROJECTIONS FOR THE BORROWERS FOR THE 12-MONTH PERIOD ENDING DECEMBER 31, 1999, ACCEPTABLE TO THE BANK.

         (h) A CERTIFIED COPY OF THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE BORROWERS EVIDENCING APPROVAL OF THE LOAN DOCUMENTS DELIVERED PURSUANT TO THIS SECTION 5.1 AND OTHER MATTERS CONTEMPLATED HEREBY, CERTIFIED BY AN OFFICER OF EACH OF THE BORROWERS AS BEING A TRUE, CORRECT AND COMPLETE COPY THEREOF WHICH HAS BEEN DULY ADOPTED AND IS IN FULL FORCE AND EFFECT, TOGETHER WITH A CERTIFICATE OF SUCH OFFICER OF THE BORROWERS CERTIFYING THE NAMES AND TRUE SIGNATURES OF THE OFFICERS OF THE BORROWERS AUTHORIZED TO SIGN EACH LOAN DOCUMENT TO WHICH THE BORROWERS ARE A PARTY AND THE OTHER DOCUMENTS, CERTIFICATES AND REQUESTS FOR ADVANCES TO BE DELIVERED BY THE BORROWERS HEREUNDER.

         (i) COPIES OF THE ARTICLES OF INCORPORATION AND BY-LAWS OF EACH OF THE BORROWERS, CERTIFIED BY THE SECRETARY OR ASSISTANT SECRETARY OF EACH OF THE BORROWERS AS BEING TRUE, CORRECT AND COMPLETE COPIES THEREOF.

         (j) CURRENT CERTIFICATES OF GOOD STANDING FOR EACH OF THE BORROWERS FROM THE STATE OF MINNESOTA.

         (k) A SIGNED COPY OF AN OPINION OF COUNSEL FOR THE BORROWERS, ADDRESSED TO THE BANK, AS TO THE MATTERS SET FORTH IN SECTIONS 6.1, 6.2, 6.3, 6.7, AND 6.8 HEREOF AND AS TO SUCH OTHER MATTERS AS THE BANK AND ITS COUNSEL SHALL REQUIRE.

         (l) CERTIFICATES OF THE INSURANCE REQUIRED UNDER THE SECURITY AGREEMENT DELIVERED PURSUANT TO SECTION 5.1(b) HEREOF, WITH A LENDER'S LOSS PAYABLE ENDORSEMENT IN FAVOR OF THE BANK.

Grow Biz/A&R Credit Agreement

         (m) SUCH OTHER ITEMS AS THE BANK MAY REQUEST.


                  5.2 CONDITIONS PRECEDENT TO ALL ADVANCES. THE BANK'S OBLIGATION TO MAKE EACH ADVANCE (INCLUDING THE INITIAL ADVANCES) SHALL BE SUBJECT TO THE FURTHER CONDITIONS PRECEDENT THAT ON THE DATE OF MAKING SUCH ADVANCE THE STATEMENTS SET FORTH IN (A) AND (B) BELOW SHALL BE TRUE (AND THE BORROWERS' RECEIPT OF THE PROCEEDS OR BENEFIT OF SUCH ADVANCE SHALL BE DEEMED TO CONSTITUTE A REPRESENTATION AND WARRANTY BY THE BORROWERS THAT SUCH STATEMENTS ARE TRUE ON SUCH DATE):

         (a) THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE VI OF THIS AGREEMENT ARE CORRECT ON AND AS OF THE DATE OF SUCH ADVANCE AS THOUGH MADE ON AND AS OF SUCH DATE; AND

         (b) NO EVENT HAS OCCURRED AND IS CONTINUING, OR WOULD RESULT FROM THE MAKING OF SUCH ADVANCE WHICH CONSTITUTES A DEFAULT OR AN EVENT OF DEFAULT.


ARTICLE VI


REPRESENTATIONS AND WARRANTIES

           The Borrowers represent and warrant to the Bank as follows:


                  6.1 EXISTENCE AND POWER. THE BORROWERS ARE A CORPORATIONS, DULY FORMED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF MINNESOTA AND ARE DULY LICENSED OR QUALIFIED TO TRANSACT BUSINESS IN ALL JURISDICTIONS WHERE THE CHARACTER OF THE PROPERTY OWNED OR LEASED OR THE NATURE OF THE BUSINESS TRANSACTED BY THEM MAKES SUCH LICENSING OR QUALIFICATION NECESSARY, AND THE FAILURE TO BE LICENSED OR QUALIFIED WOULD HAVE A MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITION, PROPERTIES, OR OPERATIONS OF EITHER OF THE BORROWERS. THE BORROWERS HAVE ALL REQUISITE POWER AND AUTHORITY, CORPORATE OR OTHERWISE, TO CONDUCT THEIR BUSINESS, TO OWN THEIR PROPERTIES AND TO EXECUTE AND DELIVER, AND TO PERFORM ALL OF THEIR OBLIGATIONS UNDER, THE LOAN DOCUMENTS.

Grow Biz/A&R Credit Agreement

                  SECTION 6.2 AUTHORIZATION OF BORROWING; NO CONFLICT AS TO LAW OR AGREEMENTS. THE EXECUTION, DELIVERY AND PERFORMANCE BY THE BORROWERS OF THE LOAN DOCUMENTS AND THE BORROWINGS FROM TIME TO TIME HEREUNDER HAVE BEEN DULY AUTHORIZED BY ALL NECESSARY CORPORATE ACTION AND DO AND WILL NOT (i) REQUIRE ANY CONSENT OR APPROVAL OF THE STOCKHOLDERS OF EITHER OF THE BORROWERS, OR ANY AUTHORIZATION, CONSENT OR APPROVAL BY ANY GOVERNMENTAL DEPARTMENT, COMMISSION, BOARD, BUREAU, AGENCY OR INSTRUMENTALITY, DOMESTIC OR FOREIGN, (ii) VIOLATE ANY PROVISION OF ANY LAW, RULE OR REGULATION OR OF ANY ORDER, WRIT, INJUNCTION OR DECREE PRESENTLY IN EFFECT HAVING APPLICABILITY TO EITHER OF THE BORROWERS OR OF THE ARTICLES OF INCORPORATION OR BYLAWS OF EITHER OF THE BORROWERS, (iii) RESULT IN A BREACH OF OR CONSTITUTE A DEFAULT UNDER ANY INDENTURE OR LOAN OR CREDIT AGREEMENT OR ANY OTHER AGREEMENT, LEASE OR INSTRUMENT TO WHICH EITHER OF THE BORROWERS ARE A PARTY OR BY WHICH THEY OR THEIR PROPERTIES MAY BE BOUND OR AFFECTED, OR (iv) RESULT IN, OR REQUIRE, THE CREATION OR IMPOSITION OF ANY MORTGAGE, DEED OF TRUST, PLEDGE, LIEN, SECURITY INTEREST OR OTHER CHARGE OR ENCUMBRANCE OF ANY NATURE (OTHER THAN THE SECURITY DOCUMENTS TO WHICH EITHER OF THE BORROWERS ARE A PARTY) UPON OR WITH RESPECT TO ANY OF THE PROPERTIES NOW OWNED OR HEREAFTER ACQUIRED BY EITHER OF THE BORROWERS.


                  SECTION 6.3 LEGAL AGREEMENTS. THIS AGREEMENT, THE SECURITY DOCUMENTS TO WHICH THE BORROWERS ARE A PARTY AND THE NOTES CONSTITUTE, THE LEGAL, VALID AND BINDING OBLIGATIONS OF THE BORROWERS ENFORCEABLE AGAINST EITHER OF THE BORROWERS IN ACCORDANCE WITH THEIR RESPECTIVE TERMS.


                  SECTION 6.4 SUBSIDIARIES. INTERNATIONAL HAS TWO (2) SUBSIDIARIES, GROW BIZ WORLDWIDE, LTD. AND GAMES. GAMES HAS NO SUBSIDIARIES.


                  SECTION 6.5 FINANCIAL CONDITION. INTERNATIONAL HAS HERETOFORE FURNISHED TO THE BANK ITS AUDITED FINANCIAL STATEMENTS, AS OF AND FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1998, AND BOTH OF THE BORROWERS HAVE SUBMITTED INTERIM MONTHLY FINANCIAL STATEMENTS AS OF AND FOR THE FISCAL YEAR-TO-DATE PERIOD ENDED JUNE 30, 1998. THOSE FINANCIAL STATEMENTS FAIRLY PRESENT THE FINANCIAL CONDITION OF THE BORROWERS ON THE DATES THEREOF AND THE RESULTS OF ITS OPERATIONS FOR THE PERIODS THEN ENDED, AND, IN THE CASE OF SUCH ANNUAL FINANCIAL STATEMENTS, ITS CASH FLOWS FOR THE FISCAL YEAR THEN ENDED, AND ALL SUCH FINANCIAL STATEMENTS WERE PREPARED IN ACCORDANCE WITH GAAP, SUBJECT, IN THE CASE OF THE INTERIM MONTHLY STATEMENTS, TO YEAR-END AUDIT ADJUSTMENTS AND THE ABSENCE OF FOOTNOTES.

Grow Biz/A&R Credit Agreement

                  SECTION 6.6 ADVERSE CHANGE. THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN THE BUSINESS, PROPERTIES OR CONDITION (FINANCIAL OR OTHERWISE) OF THE BORROWERS SINCE THE DATE OF THE LATEST FINANCIAL STATEMENT REFERRED TO IN
SECTION 6.5.


                  SECTION 6.7 LITIGATION. EXCEPT AS PREVIOUSLY DISCLOSED TO THE BANK IN WRITING, THERE ARE NO ACTIONS, SUITS OR PROCEEDINGS PENDING OR, TO THE KNOWLEDGE OF THE BORROWERS, THREATENED AGAINST OR AFFECTING THE BORROWERS OR THE PROPERTIES OF THE BORROWERS BEFORE ANY COURT OR GOVERNMENTAL DEPARTMENT, COMMISSION, BOARD, BUREAU, AGENCY OR INSTRUMENTALITY, DOMESTIC OR FOREIGN, WHICH, IF DETERMINED ADVERSELY TO THE BORROWERS, WOULD HAVE A MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITION, PROPERTIES, OR OPERATIONS OF EITHER OF THE BORROWERS.


                  SECTION 6.8 REGULATION G. NEITHER OF THE BORROWERS IS ENGAGED IN THE BUSINESS OF EXTENDING CREDIT FOR THE PURPOSE OF PURCHASING OR CARRYING MARGIN STOCK (WITHIN THE MEANING OF REGULATION G OF THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM), AND NO PART OF THE PROCEEDS OF ANY ADVANCE OR PROCEEDS RELATED TO ANY OTHER OBLIGATIONS WILL BE USED TO PURCHASE OR CARRY ANY MARGIN STOCK OR TO EXTEND CREDIT TO OTHERS FOR THE PURPOSE OF PURCHASING OR CARRYING ANY MARGIN STOCK.


                  SECTION 6.9 TAXES. THE BORROWERS HAVE PAID OR CAUSED TO BE PAID TO THE PROPER AUTHORITIES WHEN DUE ALL FEDERAL, STATE AND LOCAL TAXES REQUIRED TO BE WITHHELD BY THE BORROWERS. THE BORROWERS HAVE FILED ALL FEDERAL, STATE AND LOCAL TAX RETURNS WHICH ARE REQUIRED TO BE FILED, AND THE BORROWERS HAVE PAID OR CAUSED TO BE PAID TO THE RESPECTIVE TAXING AUTHORITIES ALL TAXES AS SHOWN ON SAID RETURNS OR ON ANY ASSESSMENT RECEIVED BY THEM TO THE EXTENT SUCH TAXES HAVE BECOME DUE.


                  SECTION 6.10 TITLES AND LIENS. THE BORROWERS HAVE GOOD TITLE TO EACH OF THE RESPECTIVE PROPERTIES AND ASSETS REFLECTED IN THE LATEST BALANCE SHEET REFERRED TO IN SECTION 6.5 (OTHER THAN ANY SOLD, AS PERMITTED BY ANY SECURITY DOCUMENTS), FREE AND CLEAR OF ALL MORTGAGES, SECURITY INTERESTS, LIENS AND ENCUMBRANCES, EXCEPT FOR MORTGAGES, SECURITY INTERESTS AND LIENS PERMITTED BY SECTION 8.1 AND COVENANTS, RESTRICTIONS, RIGHTS, EASEMENTS AND MINOR IRREGULARITIES IN TITLE WHICH DO NOT MATERIALLY INTERFERE WITH THE BUSINESS OR OPERATIONS OF THE BORROWERS AS PRESENTLY CONDUCTED. NO FINANCING STATEMENT NAMING EITHER OF THE BORROWERS AS DEBTOR IS ON FILE IN ANY OFFICE EXCEPT TO PERFECT ONLY SECURITY INTERESTS PERMITTED BY SECTION 8.1. ALL REGISTERED UNITED STATES TRADEMARKS AND TRADENAMES,

Grow Biz/A&R Credit Agreement

IN WHICH EITHER OF THE BORROWERS HAS A LEGAL OR EQUITABLE INTEREST, WHICH ARE UTILIZED IN EITHER OF THE BORROWERS' OPERATIONS ARE SET FORTH ON EXHIBIT D HERETO.


                  SECTION 6.11 PLANS. NEITHER OF THE BORROWERS NOR ANY OF THEIR AFFILIATES MAINTAINS OR HAS MAINTAINED ANY PLAN EXCEPT AS PREVIOUSLY
DISCLOSED TO THE BANK. NEITHER OF THE BORROWERS NOR ANY AFFILIATE HAS RECEIVED ANY NOTICE OR HAS ANY KNOWLEDGE TO THE EFFECT THAT IT IS NOT IN FULL COMPLIANCE WITH ANY OF THE REQUIREMENTS OF ERISA. NO REPORTABLE EVENT OR OTHER FACT OR CIRCUMSTANCE WHICH MAY HAVE AN ADVERSE EFFECT ON THE PLAN'S TAX QUALIFIED STATUS EXISTS IN CONNECTION WITH ANY PLAN. NEITHER OF THE BORROWERS NOR ANY OF ITS AFFILIATES HAS:

     (a) ANY ACCUMULATED FUNDING DEFICIENCY WITHIN THE MEANING OF ERISA; OR

     (b) ANY LIABILITY OR KNOWS OF ANY FACT OR CIRCUMSTANCES WHICH COULD RESULT IN ANY LIABILITY TO THE PENSION BENEFIT GUARANTY CORPORATION, THE INTERNAL REVENUE SERVICE, THE DEPARTMENT OF LABOR OR ANY PARTICIPANT IN CONNECTION WITH ANY PLAN (OTHER THAN ACCRUED BENEFITS WHICH OR WHICH MAY BECOME PAYABLE TO PARTICIPANTS OR BENEFICIARIES OF ANY SUCH PLAN).


                  SECTION 6.12 DEFAULTS. EACH OF THE BORROWERS IS IN COMPLIANCE WITH ALL PROVISIONS OF ALL AGREEMENTS, INSTRUMENTS, DECREES AND ORDERS TO WHICH SUCH BORROWER IS A PARTY OR BY WHICH SUCH BORROWER OR SUCH BORROWER'S PROPERTY IS BOUND OR AFFECTED, THE BREACH OR DEFAULT OF WHICH COULD HAVE A MATERIAL ADVERSE EFFECT ON THE FINANCIAL CONDITION, PROPERTIES OR OPERATIONS OF SUCH BORROWER.


                  SECTION 6.13 ENVIRONMENTAL PROTECTION. THE BORROWERS HAVE OBTAINED AND DELIVERED TO THE BANK ALL PERMITS, LICENSES AND OTHER AUTHORIZATIONS WHICH ARE REQUIRED UNDER FEDERAL, STATE AND LOCAL ENVIRONMENTAL LAWS AT EITHER OF THE BORROWERS' FACILITIES OR IN CONNECTION WITH THE OPERATION OF EITHER OF THEIR FACILITIES. THE BORROWERS AND ALL ACTIVITIES OF THE BORROWERS AT THEIR FACILITIES COMPLY, IN ALL MATERIAL RESPECTS, WITH ALL ENVIRONMENTAL LAWS AND WITH ALL TERMS AND CONDITIONS OF ANY REQUIRED PERMITS, LICENSES AND AUTHORIZATIONS APPLICABLE TO THE BORROWER WITH RESPECT THERETO. THE BORROWERS ARE ALSO IN COMPLIANCE WITH ALL LIMITATIONS, RESTRICTIONS, CONDITIONS, STANDARDS, PROHIBITIONS, REQUIREMENTS, OBLIGATIONS, SCHEDULES AND TIMETABLES CONTAINED IN ENVIRONMENTAL LAWS OR CONTAINED IN ANY PLAN, ORDER, DECREE, JUDGMENT OR NOTICE OF WHICH THE BORROWERS ARE AWARE. THE BORROWERS ARE NOT AWARE OF, NOR HAVE THE BORROWERS RECEIVED NOTICE OF, ANY EVENTS, CONDITIONS, CIRCUMSTANCES, ACTIVITIES, PRACTICES, INCIDENTS, ACTIONS OR PLANS WHICH MAY INTERFERE WITH OR PREVENT CONTINUED COMPLIANCE WITH, OR WHICH MAY GIVE RISE TO ANY LIABILITY UNDER, ANY ENVIRONMENTAL LAWS.

Grow Biz/A&R Credit Agreement

                  SECTION 6.14 SUBMISSIONS TO BANK. ALL FINANCIAL AND OTHER INFORMATION PROVIDED TO THE BANK BY OR ON BEHALF OF EITHER OF THE BORROWERS IN CONNECTION WITH THE BORROWERS' REQUEST FOR THE CREDIT FACILITIES CONTEMPLATED HEREBY IS TRUE AND CORRECT IN ALL MATERIAL RESPECTS AND, AS TO PROJECTIONS, VALUATIONS OR PROFORMA FINANCIAL STATEMENTS, PRESENT A GOOD FAITH OPINION AS TO SUCH PROJECTIONS, VALUATIONS AND PROFORMA CONDITION AND RESULTS.


                  SECTION 6.15 STOCK BUY-BACK PROGRAM. INTERNATIONAL'S STOCK BUY-BACK PROGRAM DOES NOT CONFLICT WITH ANY SECURITIES REGULATION, AND THEREFORE, SUCH BUY-BACK PROGRAM WILL NOT CAUSE INTERNATIONAL'S STOCK TO NO LONGER BE LISTED ON ANY PUBLIC SECURITIES EXCHANGE.

            ARTICLE VI Affirmative Covenants

                  So long as any Note or other Obligation shall remain unpaid or any Commitment shall be outstanding, the Borrowers will comply with the following requirements, unless the Bank shall otherwise consent in writing:


                  SECTION 7.1 FINANCIAL STATEMENTS. THE BORROWERS WILL DELIVER OR CAUSE TO BE DELIVERED TO THE BANK:

         (a) AS SOON AS AVAILABLE, AND IN ANY EVENT WITHIN 90 DAYS AFTER THE END OF EACH FISCAL YEAR OF INTERNATIONAL, A COPY OF THE ANNUAL AUDIT REPORT FOR INTERNATIONAL WITH THE UNQUALIFIED OPINION ISSUED BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS SELECTED BY INTERNATIONAL AND ACCEPTABLE TO THE BANK, WHICH ANNUAL REPORT SHALL INCLUDE THE BALANCE SHEET OF INTERNATIONAL AS AT THE END OF SUCH FISCAL YEAR AND THE RELATED STATEMENTS OF INCOME, RETAINED EARNINGS AND CASH FLOWS OF INTERNATIONAL FOR THE FISCAL YEAR THEN ENDED, ALONG WITH ALL CONSOLIDATING SCHEDULES, ALL IN REASONABLE DETAIL AND ALL PREPARED IN ACCORDANCE WITH GAAP APPLIED ON A BASIS CONSISTENT WITH THE ACCOUNTING PRACTICES APPLIED IN THE ANNUAL FINANCIAL STATEMENTS REFERRED TO IN SECTION 6.5, TOGETHER WITH A COMPLIANCE CERTIFICATE DULY COMPLETED AND SIGNED BY AN OFFICER OF THE BORROWERS BASED ON SUCH FINANCIAL STATEMENTS FOR SUCH FISCAL YEAR.

         (b) AT LEAST 30 DAYS PRIOR TO THE BEGINNING OF EACH FISCAL YEAR OF THE BORROWERS, CONSOLIDATED FINANCIAL PROJECTIONS OF THE BORROWERS FOR SUCH FISCAL YEAR, WHICH FINANCIAL PROJECTIONS SHALL BE ON A MONTH BY MONTH BASIS AND SHALL BE IN SUCH DETAIL AND FORMAT AS IS SATISFACTORY TO THE BANK, AND SHALL BE CERTIFIED BY THE CHIEF FINANCIAL OFFICER OF THE BORROWERS AS BEING THE MOST ACCURATE FINANCIAL PROJECTIONS AVAILABLE AND IDENTICAL TO THE FINANCIAL PROJECTIONS USED INTERNALLY BY THE

Grow Biz/A&R Credit Agreement

         BORROWERS, TOGETHER WITH SUCH SUPPORTING SCHEDULES AND INFORMATION AS THE BANK MAY IN ITS SOLE DISCRETION REQUIRE.

         (c) AS SOON AS AVAILABLE AND IN ANY EVENT WITHIN 20 DAYS AFTER EACH MONTH END, CONSOLIDATED BALANCE SHEETS OF THE BORROWERS AS AT THE END OF SUCH MONTH AND RELATED STATEMENTS OF EARNINGS OF THE BORROWERS FOR SUCH MONTH AND FOR THE YEAR TO DATE, IN REASONABLE DETAIL AND STATING IN COMPARATIVE FORM THE FIGURES FOR THE CORRESPONDING DATE AND PERIOD IN THE PREVIOUS YEAR, ALL PREPARED IN ACCORDANCE WITH GAAP APPLIED ON A BASIS CONSISTENT WITH THE ACCOUNTING PRACTICES REFLECTED IN THE ANNUAL FINANCIAL STATEMENTS REFERRED TO IN SECTION 6.5 AND SUBJECT TO YEAR-END AUDIT ADJUSTMENTS, AND ACCOMPANIED BY A COMPLIANCE CERTIFICATE DULY COMPLETED AND SIGNED BY AN OFFICER OF THE BORROWERS BASED ON SUCH FINANCIAL STATEMENTS.

                   (d) WITHIN 90 DAYS AFTER THE END OF EACH FISCAL YEAR OF THE BORROWERS, A CERTIFICATION REPORT SIGNED BY AN OFFICER OF THE BORROWERS AS TO THE BORROWERS' COMPLIANCE WITH SECTION 8.6 HEREOF IN SUCH FORM AND CONTAINING SUCH DETAIL AND SUPPORT AS THE BANK MAY REQUIRE.

         (e) IMMEDIATELY AFTER THE COMMENCEMENT THEREOF, NOTICE IN WRITING OF ALL LITIGATION AND OF ALL PROCEEDINGS BEFORE ANY GOVERNMENTAL OR REGULATORY AGENCY AFFECTING EITHER OF THE BORROWERS OF THE TYPE DESCRIBED IN SECTION 6.7.

         (f) AS PROMPTLY AS PRACTICABLE (BUT IN ANY EVENT NOT LATER THAN FIVE BUSINESS DAYS) AFTER AN OFFICER OF EITHER OF THE BORROWERS OBTAINS KNOWLEDGE OF THE OCCURRENCE OF ANY DEFAULT OR EVENT OF DEFAULT, NOTICE OF SUCH OCCURRENCE, TOGETHER WITH A DETAILED STATEMENT BY A RESPONSIBLE OFFICER OF SUCH BORROWER OF THE STEPS BEING TAKEN BY SUCH BORROWER TO CURE THE EFFECT OF SUCH EVENT.

         (g) AS PROMPTLY AS PRACTICABLE (BUT IN ANY EVENT NOT LATER THAN FIVE BUSINESS DAYS) AFTER AN OFFICER OF EITHER OF THE BORROWERS OBTAINS KNOWLEDGE OF THE OCCURRENCE OF ANY EVENT OR SERIES OF EVENTS WHICH IS OR ARE, TAKEN TOGETHER, REASONABLY LIKELY TO HAVE A MATERIAL ADVERSE EFFECT ON SUCH BORROWER OR ITS OPERATIONS, OR TO CAUSE THE OCCURRENCE OF AN EVENT OF DEFAULT, NOTICE OF SUCH OCCURRENCE, TOGETHER WITH SUCH INFORMATION CONCERNING SUCH OCCURRENCE AND THE EFFECT THEREOF AS THE BANK SHALL REQUIRE.

         (h) PROMPTLY AFTER THE FILING THEREOF, COPIES OF ALL FORMS 10-K, 10-Q AND ALL OTHER REGULAR AND PERIODIC FINANCIAL REPORTS, REGISTRATION STATEMENTS, PROSPECTUSES OR FILINGS WHICH EITHER OF THE BORROWERS SHALL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY NATIONAL SECURITIES EXCHANGE.

Grow Biz/A&R Credit Agreement

         (i) SUCH OTHER INFORMATION RESPECTING THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROPERTY OF THE BORROWERS AS THE BANK MAY FROM TIME TO TIME REASONABLY REQUEST.


                  SECTION 7.2 BOOKS AND RECORDS; INSPECTION AND EXAMINATION. THE BORROWERS WILL KEEP ACCURATE BOOKS OF RECORD AND ACCOUNT FOR THEMSELF IN WHICH TRUE AND COMPLETE ENTRIES WILL BE MADE IN ACCORDANCE WITH GAAP CONSISTENTLY APPLIED AND, UPON REQUEST OF THE BANK, WILL GIVE ANY REPRESENTATIVE OF THE BANK ACCESS TO, AND PERMIT SUCH REPRESENTATIVE TO EXAMINE, COPY OR MAKE EXTRACTS FROM, ANY AND ALL BOOKS, RECORDS AND DOCUMENTS IN THEIR POSSESSION, TO INSPECT ANY OF THEIR PROPERTIES AND TO DISCUSS THEIR AFFAIRS, FINANCES AND ACCOUNTS WITH ANY OF THEIR PRINCIPAL OFFICERS, ALL AT SUCH TIMES DURING NORMAL BUSINESS HOURS AND AS OFTEN AS THE BANK MAY REASONABLY REQUEST, AND WILL PERMIT THE BANK TO SEND AND DISCUSS WITH EITHER OF BORROWERS' ACCOUNT DEBTORS REQUESTS FOR VERIFICATION OF AMOUNTS OWED TO SUCH BORROWER, AS OFTEN AS THE BANK SHALL DESIRE. THE BANK'S RIGHTS UNDER THIS SECTION 7.2 SHALL BE IN ADDITION TO ANY RIGHTS UNDER ANY SECURITY DOCUMENT.


                  SECTION 7.3 COMPLIANCE WITH LAWS. EACH OF THE BORROWERS WILL
(a) COMPLY WITH THE REQUIREMENTS OF APPLICABLE LAWS AND REGULATIONS, THE NONCOMPLIANCE WITH WHICH WOULD MATERIALLY AND ADVERSELY AFFECT ITS BUSINESS OR FINANCIAL CONDITION, (b) COMPLY WITH ALL APPLICABLE ENVIRONMENTAL LAWS AND OBTAIN ANY PERMITS, LICENSES OR SIMILAR APPROVALS REQUIRED BY ANY SUCH ENVIRONMENTAL LAWS, THE NON-COMPLIANCE WITH WHICH WOULD MATERIALLY AND ADVERSELY AFFECT ITS BUSINESS OR FINANCIAL CONDITION, AND (c) USE AND KEEP EACH OF THE BORROWERS' PROPERTY, AND WILL REQUIRE THAT OTHERS USE AND KEEP SUCH PROPERTY, ONLY FOR LAWFUL PURPOSES, WITHOUT VIOLATION OF ANY FEDERAL, STATE OR LOCAL LAW, STATUTE OR ORDINANCE.


                  SECTION 7.4 PAYMENT OF TAXES AND OTHER CLAIMS. EACH OF THE BORROWERS WILL PAY OR DISCHARGE, WHEN DUE, (a) ALL TAXES, ASSESSMENTS AND GOVERNMENTAL CHARGES LEVIED OR IMPOSED UPON SUCH BORROWER OR UPON ANY PROPERTIES BELONGING TO SUCH BORROWER, PRIOR TO THE DATE ON WHICH PENALTIES ATTACH THERETO,
(b) ALL FEDERAL, STATE AND LOCAL TAXES REQUIRED TO BE WITHHELD BY SUCH BORROWER, AND (c) ALL LAWFUL CLAIMS FOR LABOR, MATERIALS AND SUPPLIES WHICH, IF UNPAID MIGHT BY LAW BECOME A LIEN OR CHARGE UPON ANY PROPERTIES OF SUCH BORROWER; PROVIDED THAT THE SUCH BORROWER SHALL NOT BE REQUIRED TO PAY ANY SUCH TAX, ASSESSMENT, CHARGE OR CLAIM WHOSE AMOUNT, APPLICABILITY OR VALIDITY IS BEING CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS.

Grow Biz/A&R Credit Agreement

                  SECTION 7.5 MAINTENANCE OF PROPERTIES, RIGHTS TO INTELLECTUAL PROPERTY. EACH OF THE BORROWERS WILL KEEP AND MAINTAIN ALL OF THEIR PROPERTIES NECESSARY OR USEFUL IN THEIR BUSINESS IN GOOD CONDITION, REPAIR AND WORKING ORDER. THE BORROWERS WILL AT ALL TIMES OWN OR HOLD A VALID LICENSE TO USE ALL PATENTS, TRADEMARKS, COPYRIGHTS AND OTHER INTELLECTUAL PROPERTY INTERESTS WHICH ARE UTILIZED IN SUCH BORROWERS' OPERATIONS OR WHICH ARE BEING DEVELOPED BY OR ON BEHALF OF SUCH BORROWER OR FOR USE IN ITS OPERATIONS, INCLUDING WITHOUT LIMITATION THOSE SET FORTH ON EXHIBIT D HERETO, AND THE BORROWERS WILL HAVE THE RIGHT TO CONTROL AND MANAGE ALL SUCH INTELLECTUAL PROPERTY INTERESTS AS IT HAS IN THE PAST. THE BORROWERS WILL PROTECT, DEFEND AND MAINTAIN ALL SUCH INTELLECTUAL PROPERTY INTERESTS, INCLUDING WITHOUT LIMITATION PROSECUTION OF ALL PATENT, TRADEMARK AND COPYRIGHT APPLICATIONS AND TIMELY PAYMENT OF ALL NECESSARY MAINTENANCE AND OTHER FEES.


                  SECTION 7.6 PRESERVATION OF EXISTENCE. EACH OF THE BORROWERS WILL PRESERVE AND MAINTAIN THEIR PRESENT LEGAL EXISTENCE AND ALL OF THEIR RIGHTS, PRIVILEGES AND FRANCHISES; PROVIDED, HOWEVER, THAT NEITHER BORROWER SHALL BE REQUIRED TO PRESERVE ANY OF ITS RIGHTS, PRIVILEGES AND FRANCHISES IF ITS BOARD OF DIRECTORS SHALL DETERMINE THAT THE PRESERVATION THEREOF IS NO LONGER DESIRABLE IN THE CONDUCT OF THE BUSINESS OF SUCH BORROWER AND THAT THE LOSS THEREOF IS NOT DISADVANTAGEOUS IN ANY MATERIAL RESPECT TO THE BANK AS A HOLDER OF ANY NOTE OR AS THE OBLIGEE OF ANY OTHER OBLIGATIONS.


                  SECTION 7.7 INSURANCE. EACH OF THE BORROWERS WILL OBTAIN AND AT ALL TIMES MAINTAIN INSURANCE WITH INSURERS BELIEVED BY SUCH BORROWER TO BE RESPONSIBLE AND REPUTABLE, IN SUCH AMOUNTS AND AGAINST SUCH RISKS AS MAY FROM TIME TO TIME BE REQUIRED BY THE BANK, INCLUDING, BUT NOT LIMITED TO GENERAL LIABILITY INSURANCE AND BUSINESS INTERRUPTION INSURANCE FOR A SIX MONTH PERIOD, BUT IN ALL EVENTS IN SUCH AMOUNTS AND AGAINST SUCH RISKS AS IS REQUIRED UNDER THE SECURITY DOCUMENTS AND ALSO AS IS USUALLY CARRIED BY COMPANIES ENGAGED
IN SIMILAR BUSINESS AND OWNING SIMILAR PROPERTIES IN THE SAME GENERAL AREAS IN WHICH SUCH BORROWER OPERATES.


                  SECTION 7.8 PUBLIC EXCHANGE LISTING. INTERNATIONAL WILL CONTINUE TO CAUSE ITS STOCK TO BE LISTED ON A PUBLIC SECURITIES EXCHANGE.


                  SECTION 7.9 CURRENT RATIO. FOR EACH PERIOD DESCRIBED BELOW, INTERNATIONAL WILL MAINTAIN, ON A CONSOLIDATED BASIS, AT ALL TIMES THE RATIO OF ITS CURRENT ASSETS TO ITS CURRENT LIABILITIES AT A RATIO OF NOT LESS THAN:

Grow Biz/A&R Credit Agreement

                    Period                                Current Ratio
                    ------                                -------------
            Date hereof to 12/25/98                       1.00 to 1.00
              12/26/98 to 6/25/99                         1.00 to 1.00
              6/26/99 to 12/24/99                         1.00 to 1.00
              12/25/99 to 6/23/00                         1.15 to 1.00
              6/24/00 to 12/30/00                         1.10 to 1.00
             12/31/00 to 12/28/01                         1.20 to 1.00
            12/29/01 and thereafter                       1.20 to 1.00



                  SECTION 7.10 CAPITAL BASE. FOR EACH PERIOD DESCRIBED BELOW, INTERNATIONAL WILL MAINTAIN, ON A CONSOLIDATED BASIS, AT ALL TIMES ITS CAPITAL BASE IN AN AMOUNT NOT LESS THAN:


                     Period                            Minimum Capital Base
                     ------                            --------------------
             Date hereof to 12/25/98                       ($2,200,000)
               12/26/98 to 6/25/99                         ($2,200,000)
               6/26/99 to 12/24/99                         ($1,000,000)
               12/25/99 to 6/23/00                          $4,300,000
               6/24/00 to 12/30/00                          $6,000,000
              12/31/00 to 12/28/01                         $10,500,000
             12/29/01 and thereafter                        $15,000,000


                  SECTION 7.11 TOTAL LIABILITIES TO CAPITAL BASE RATIO. FOR EACH PERIOD DESCRIBED BELOW, INTERNATIONAL WILL MAINTAIN, ON A CONSOLIDATED BASIS,
AT ALL TIMES THE RATIO OF ITS TOTAL LIABILITIES, OTHER THAN SUBORDINATED DEBT, TO CAPITAL BASE AT A RATIO OF NOT MORE THAN:


                    Period                         Liabilities to Capital Base
                    ------                         ---------------------------
              12/24/99 to 6/23/00                         4.00 to 1.00
              6/24/00 to 12/30/00                         3.50 to 1.00
             12/31/00 to 12/28/01                         2.00 to 1.00
            12/29/01 and thereafter                       1.50 to 1.00


                  SECTION 7.12 MINIMUM DEBT SERVICE COVERAGE RATIO. FOR EACH PERIOD BELOW, INTERNATIONAL WILL MAINTAIN, ON A CONSOLIDATED BASIS, AT ALL TIMES THE RATIO OF ITS CASH FLOW AVAILABLE FOR DEBT SERVICE TO ITS DEBT SERVICE REQUIREMENTS AT A RATIO NOT LESS THAN:

Grow Biz/A&R Credit Agreement

                   Period                            Debt Service Coverage
                   ------                            ---------------------
           Date hereof to 12/25/98                       1.50 to 1.00
             12/26/98 to 6/25/99                         1.50 to 1.00
             6/26/99 to 12/24/99                         1.00 to 1.00
             12/25/99 to 6/23/00                         1.50 to 1.00
             6/24/00 to 12/30/00                         1.50 to 1.00
            12/31/00 to 12/28/01                         1.50 to 1.00
           12/29/01 and thereafter                       1.50 to 1.00


ARTICLE VIII


NEGATIVE COVENANTS

                  So long as any Note or other Obligation shall remain unpaid or any Commitment shall be outstanding, the Borrowers agree that, without the prior written consent of the Bank:


                  SECTION 8.1 LIENS. NEITHER OF THE BORROWERS WILL CREATE, INCUR, ASSUME OR SUFFER TO EXIST ANY MORTGAGE, DEED OF TRUST, PLEDGE, LIEN, SECURITY INTEREST, OR OTHER CHARGE OR ENCUMBRANCE OF ANY NATURE ON ANY OF
THEIR ASSETS, NOW OWNED OR HEREAFTER ACQUIRED, OR ASSIGN OR OTHERWISE CONVEY ANY RIGHT TO RECEIVE INCOME OR GIVE THEIR CONSENT TO THE SUBORDINATION OF ANY RIGHT OR CLAIM OF EITHER BORROWER TO ANY RIGHT OR CLAIM OF ANY OTHER PERSON; EXCLUDING, HOWEVER, FROM THE OPERATION OF THE FOREGOING:

          (a) LIENS FOR TAXES, ASSESSMENTS OR OTHER GOVERNMENTAL CHARGES, MATERIALMEN'S, MERCHANTS', CARRIERS', WORKER'S, REPAIRER'S OR OTHER LIKE LIENS ARISING IN THE ORDINARY COURSE OF BUSINESS, TO THE EXTENT NOT REQUIRED TO BE PAID BY SECTION 7.4;

          (b) PLEDGES OR DEPOSITS TO SECURE OBLIGATIONS UNDER WORKER'S COMPENSATION LAWS, UNEMPLOYMENT INSURANCE AND SOCIAL SECURITY LAWS, OR TO SECURE THE PERFORMANCE OF BIDS, TENDERS, CONTRACTS (OTHER THAN FOR THE REPAYMENT OF BORROWED MONEY) OR LEASES OR TO SECURE STATUTORY OBLIGATIONS OR SURETY OR APPEAL BONDS, OR TO SECURE INDEMNITY, PERFORMANCE OR OTHER SIMILAR BONDS IN THE ORDINARY COURSE OF BUSINESS;

          (c) ZONING RESTRICTIONS, EASEMENTS, LICENSES, RESTRICTIONS ON THE USE OF REAL PROPERTY OR MINOR IRREGULARITIES IN TITLE THERETO, WHICH DO NOT MATERIALLY IMPAIR

Grow Biz/A&R Credit Agreement

          THE USE OF SUCH PROPERTY IN THE OPERATION OF THE BUSINESS OF EITHER OF THE BORROWERS OR THE VALUE OF SUCH PROPERTY FOR THE PURPOSE OF SUCH BUSINESS;

         (d) MORTGAGES, LIENS, PLEDGES AND SECURITY INTERESTS ON ANY PROPERTY OF EITHER OF THE BORROWERS SECURING ANY INDEBTEDNESS FOR BORROWED MONEY IN EXISTENCE ON THE DATE HEREOF AND LISTED IN EXHIBIT E HERETO;

         (e) SECURITY INTERESTS GRANTED TO THE BANK UNDER THE SECURITY
         DOCUMENTS;

         (f) LIENS ARISING OUT OF A JUDGMENT AGAINST EITHER OF THE BORROWERS FOR THE PAYMENT OF MONEY WITH RESPECT TO WHICH AN APPEAL IS BEING PROSECUTED AND A STAY OF EXECUTION PENDING SUCH APPEAL HAS BEEN ISSUED; AND

         (g) PURCHASE MONEY MORTGAGES, LIENS, OR SECURITY INTERESTS (WHICH TERM FOR PURPOSES OF THIS SUBSECTION SHALL INCLUDE CONDITIONAL SALE AGREEMENTS OR OTHER TITLE RETENTION AGREEMENTS AND LEASES IN THE NATURE OF TITLE RETENTION AGREEMENTS) UPON OR IN PROPERTY ACQUIRED AFTER THE DATE HEREOF, OR MORTGAGES, LIENS OR SECURITY INTERESTS EXISTING IN SUCH PROPERTY AT THE TIME OF ACQUISITION THEREOF, PROVIDED THAT NO SUCH MORTGAGE, LIEN OR SECURITY INTEREST EXTENDS OR SHALL EXTEND TO OR COVER ANY PROPERTY OF EITHER OF THE BORROWERS OTHER THAN THE PROPERTY THEN BEING ACQUIRED AND FIXED IMPROVEMENTS THEN OR THEREAFTER ERECTED THEREON.


                  SECTION 8.2 INDEBTEDNESS. NEITHER OF THE BORROWERS WILL INCUR, CREATE, ASSUME OR PERMIT TO EXIST ANY INDEBTEDNESS FOR BORROWED MONEY, OR ANY OTHER INDEBTEDNESS OR LIABILITY EVIDENCED BY NOTES, BONDS, DEBENTURES OR SIMILAR OBLIGATIONS, EXCEPT:

         (a) INDEBTEDNESS OWED TO THE BANK;

         (b) INDEBTEDNESS OF EITHER OF THE BORROWERS IN EXISTENCE ON THE DATE HEREOF AND LISTED IN EXHIBIT E HERETO AND RENEWALS THEREOF;

         (c) INDEBTEDNESS FOR BORROWED MONEY INCURRED BY EITHER OF THE BORROWERS AFTER THE DATE OF THIS AGREEMENT WHICH HAS BEEN PERMITTED BY THE BANK IN WRITING; AND

         (d) PURCHASE MONEY INDEBTEDNESS OF EITHER OF THE BORROWERS, SECURED BY SECURITY INTERESTS OR LIENS PERMITTED UNDER SECTION 8.1(g) HEREOF.


                  SECTION 8.3 GUARANTIES. NEITHER OF THE BORROWERS WILL ASSUME, GUARANTEE, ENDORSE OR OTHERWISE BECOME DIRECTLY OR CONTINGENTLY LIABLE IN CONNECTION WITH ANY OBLIGATIONS OF ANY OTHER PERSON, EXCEPT:

Grow Biz/A&R Credit Agreement

         (a) THE ENDORSEMENT OF NEGOTIABLE INSTRUMENTS BY EITHER OF THE BORROWERS FOR DEPOSIT OR COLLECTION OR SIMILAR TRANSACTIONS IN THE ORDINARY COURSE OF BUSINESS; AND

         (b) GUARANTIES, ENDORSEMENTS AND OTHER DIRECT OR CONTINGENT LIABILITIES IN CONNECTION WITH THE OBLIGATIONS OF OTHER PERSONS IN EXISTENCE ON THE DATE HEREOF AND LISTED IN EXHIBIT E HERETO.


                  SECTION 8.4 INVESTMENTS. NEITHER OF THE BORROWERS WILL
(a) CREATE OR PERMIT TO EXIST ANY SUBSIDIARY, OTHER THAN THE SUBSIDIARIES IN EXISTENCE AS OF THE DATE HEREOF, OR (b) PURCHASE OR HOLD BENEFICIALLY ANY STOCK OR OTHER SECURITIES OR EVIDENCE OF INDEBTEDNESS OF, MAKE OR PERMIT TO EXIST ANY LOANS OR ADVANCES TO, OR MAKE ANY INVESTMENT OR ACQUIRE ANY INTEREST WHATSOEVER IN, ANY OTHER PERSON, EXCEPT:

                  (i) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, deposits with the Bank or other financial institutions which are fully insured by the Federal Deposit Insurance Corporation, or investments in money market funds or commercial paper;

                  (ii) reasonable travel advances to officers and employees of either of the Borrowers in the ordinary course of business;

                  (iii) advances in the form of progress payments, prepaid rent or security deposits;

                  (iv) loans to account debtors which are obligations previously evidenced as accounts receivable and are converted into notes in either of the Borrowers' ordinary course of business provided that such loans mature in twelve (12) months or less;

                  (v) loans to franchisees of either of the Borrowers provided that such loans mature in twelve (12) months or less; and

                  (vi) loans to or investments in an Affiliate of either of the Borrowers.

                  Section 8.5 Consolidation and Merger. Without the consent of the Bank, neither of the Borrowers will consolidate with or merge into any Person or permit any other Person to merge into it or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all of the assets of any other Person.

Grow Biz/A&R Credit Agreement

                  SECTION 8.6 HAZARDOUS SUBSTANCES. NEITHER OF THE BORROWERS WILL CAUSE OR PERMIT ANY HAZARDOUS SUBSTANCE TO BE DISPOSED OF IN ANY MANNER WHICH MIGHT RESULT IN ANY MATERIAL LIABILITY TO SUCH BORROWER.


                  SECTION 8.7 RESTRICTIONS ON NATURE OF BUSINESS. NEITHER OF THE BORROWERS WILL ENGAGE IN ANY BUSINESS MATERIALLY DIFFERENT FROM THAT PRESENTLY ENGAGED IN BY SUCH BORROWER.


                  SECTION 8.8 TRANSACTIONS WITH AFFILIATES. EXCEPT AS PERMITTED BY SECTION 8.4 HEREOF, NEITHER OF THE BORROWERS SHALL MAKE ANY LOAN OR CAPITAL CONTRIBUTION TO, OR ANY OTHER INVESTMENT IN, ANY AFFILIATE, OR MAKE ANY DISTRIBUTION OR OTHER CASH TRANSFER OF ANY KIND TO, ANY AFFILIATE. NEITHER OF THE BORROWERS SHALL ENGAGE IN ANY OTHER TRANSACTION (INCLUDING BUT NOT LIMITED TO PURCHASES AND SALES OF GOODS AND SERVICES) WITH ANY AFFILIATE OTHER THAN THE PURCHASE AND SALE OF GOODS AND SERVICES IN THE ORDINARY COURSE OF BUSINESS, ON ORDINARY BUSINESS TERMS, AT FAIR MARKET PRICES DETERMINED FOR TRANSACTIONS ENTERED ON AN ARM'S LENGTH BASIS. NOTWITHSTANDING THE FOREGOING, THE BORROWERS MAY CONDUCT SUCH ACTIVITIES AS BETWEEN THEMSELVES.


                  SECTION 8.9 SALE OR TRANSFER OF ASSETS; SUSPENSION OF BUSINESS OPERATIONS. WITHOUT THE CONSENT OF THE BANK, NEITHER OF THE BORROWERS WILL SELL, LEASE, ASSIGN, TRANSFER OR OTHERWISE DISPOSE OF ALL OR A SUBSTANTIAL PART OF ITS ASSETS (WHETHER IN ONE TRANSACTION OR IN A SERIES OF TRANSACTIONS) TO ANY OTHER PERSON OTHER THAN IN THE ORDINARY COURSE OF BUSINESS AND WILL NOT IN ANY MANNER TRANSFER ANY PROPERTY WITHOUT PRIOR OR PRESENT RECEIPT OF FULL AND ADEQUATE CONSIDERATION. NEITHER OF THE BORROWERS WILL LIQUIDATE, DISSOLVE OR SUSPEND ITS BUSINESS OPERATIONS. NOTWITHSTANDING THE FOREGOING, THE BORROWERS MAY CONDUCT SUCH ACTIVITIES AS BETWEEN THEMSELVES.


                  SECTION 8.10 SALE AND LEASEBACK. NEITHER OF THE BORROWERS WILL ENTER INTO ANY ARRANGEMENT, DIRECTLY OR INDIRECTLY, WITH ANY OTHER PERSON WHEREBY SUCH BORROWER SHALL SELL OR TRANSFER ANY REAL OR PERSONAL PROPERTY, WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND THEN OR THEREAFTER RENT OR LEASE AS LESSEE SUCH PROPERTY OR ANY PART THEREOF OR ANY OTHER PROPERTY WHICH SUCH BORROWER INTENDS TO USE FOR SUBSTANTIALLY THE SAME PURPOSE OR PURPOSES AS THE PROPERTY BEING SOLD OR TRANSFERRED.

Grow Biz/A&R Credit Agreement

                  SECTION 8.11 DEFINED BENEFIT PENSION PLANS. NEITHER OF THE BORROWERS WILL ADOPT, CREATE, ASSUME OR BECOME A PARTY TO ANY DEFINED BENEFIT PENSION PLAN WHICH IS NOT IN EXISTENCE ON THE DATE HEREOF AND DISCLOSED TO THE BANK.

             ARTICLE IX Events of Default, Rights and Remedies


                  SECTION 9.1 EVENTS OF DEFAULT. "EVENT OF DEFAULT", WHEREVER USED HEREIN, MEANS ANY ONE OF THE FOLLOWING EVENTS:

         (a) DEFAULT IN THE PAYMENT OF ANY PRINCIPAL OF ANY NOTE WHEN DUE, INCLUDING, WITHOUT LIMITATION, ANY MANDATORY PREPAYMENT REQUIRED UNDER
         SECTION 3.3(f) HEREOF.

         (b) DEFAULT IN THE PAYMENT OF ANY INTEREST ON ANY NOTE OR ANY FEES, COSTS, EXPENSES OR OTHER AMOUNTS PAYABLE UNDER THIS AGREEMENT (OTHER THAN AMOUNTS DEALT WITH IN SECTION 9.1(a)) OR ANY OTHER LOAN DOCUMENT WHEN DUE AND THE CONTINUANCE OF SUCH DEFAULT FOR A PERIOD OF 5 DAYS.

         (c) DEFAULT IN THE PERFORMANCE, OR BREACH, OF ANY COVENANT OR AGREEMENT ON THE PART OF EITHER OF THE BORROWERS CONTAINED IN SECTION 7.9, 7.10, 7.11, 7.12 OR ARTICLE VIII HEREOF.

         (d) DEFAULT IN THE PERFORMANCE, OR BREACH, OF ANY COVENANT OR AGREEMENT ON THE PART OF EITHER OF THE BORROWERS CONTAINED IN SECTION 7.1(a) THROUGH 7.1(c) HEREOF AND THE CONTINUANCE OF SUCH DEFAULT OR BREACH FOR A PERIOD OF 5 DAYS AFTER THE BANK SHALL HAVE GIVEN WRITTEN NOTICE THEREOF TO SUCH BORROWER.

         (e) DEFAULT IN THE PERFORMANCE, OR BREACH, OF ANY COVENANT OR AGREEMENT ON THE PART OF EITHER OF THE BORROWERS CONTAINED IN THIS AGREEMENT (OTHER THAN THOSE SPECIFICALLY DEALT WITH IN OTHER SUBSECTIONS OF THIS SECTION) AND THE CONTINUANCE OF SUCH DEFAULT OR BREACH FOR A PERIOD OF 30 DAYS.

         (f) ANY STATEMENT, REPRESENTATION OR WARRANTY MADE BY EITHER OF THE BORROWERS IN THIS AGREEMENT OR BY EITHER OF THE BORROWERS (OR ANY OF ITS OFFICERS) TO THE BANK AT ANY TIME, INCLUDING WITHOUT LIMITATION IN ANY CERTIFICATE, INSTRUMENT, OR STATEMENT CONTEMPLATED BY OR MADE OR DELIVERED PURSUANT TO OR IN CONNECTION WITH THIS AGREEMENT, SHALL PROVE TO HAVE BEEN INCORRECT IN ANY MATERIAL RESPECT WHEN MADE.

Grow Biz/A&R Credit Agreement

         (g) A DEFAULT UNDER ANY BOND, DEBENTURE, NOTE OR OTHER EVIDENCE OF INDEBTEDNESS OF EITHER OF THE BORROWERS WITH A FACE OBLIGATION OF $50,000 (OTHER THAN TO THE BANK) OR UNDER ANY INDENTURE OR OTHER INSTRUMENT WITH A FACE OBLIGATION OF $50,000 UNDER WHICH ANY SUCH EVIDENCE OF INDEBTEDNESS HAS BEEN ISSUED OR BY WHICH IT IS GOVERNED AND THE EXPIRATION OF THE APPLICABLE PERIOD OF GRACE, IF ANY, SPECIFIED IN SUCH EVIDENCE OF INDEBTEDNESS, INDENTURE OR OTHER INSTRUMENT.

         (h) DEFAULT IN THE PAYMENT WHEN DUE OF ANY AMOUNT OWED BY EITHER OF THE BORROWERS TO THE BANK UNDER ANY OBLIGATIONS OTHER THAN HEREUNDER OR UNDER ANY NOTE.

         (i) EITHER OF THE BORROWERS SHALL BE ADJUDICATED A BANKRUPT OR INSOLVENT, OR ADMIT IN WRITING THEIR INABILITY TO PAY THEIR DEBTS AS THEY MATURE, OR MAKE AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS; OR SUCH BORROWER SHALL APPLY FOR OR CONSENT TO THE APPOINTMENT OF ANY RECEIVER, TRUSTEE, OR SIMILAR OFFICER FOR IT OR FOR ALL OR ANY SUBSTANTIAL PART OF ITS PROPERTY; OR SUCH RECEIVER, TRUSTEE OR SIMILAR OFFICER SHALL BE APPOINTED WITHOUT THE APPLICATION OR CONSENT OF SUCH BORROWER AND SUCH APPOINTMENT SHALL CONTINUE UNDISCHARGED FOR A PERIOD OF 60 DAYS; OR SUCH BORROWER SHALL INSTITUTE (BY PETITION, APPLICATION, ANSWER, CONSENT OR OTHERWISE) ANY BANKRUPTCY, INSOLVENCY, REORGANIZATION, ARRANGEMENT, READJUSTMENT OF DEBT, DISSOLUTION, LIQUIDATION OR SIMILAR PROCEEDING RELATING TO IT UNDER THE LAWS OF ANY JURISDICTION; OR ANY SUCH PROCEEDING SHALL BE INSTITUTED (BY PETITION, APPLICATION OR OTHERWISE) AGAINST SUCH BORROWER; OR ANY JUDGMENT, WRIT, WARRANT OF ATTACHMENT OR EXECUTION OR SIMILAR PROCESS SHALL BE ISSUED OR LEVIED AGAINST A SUBSTANTIAL PART OF THE PROPERTY OF EITHER OF THE BORROWERS AND SUCH JUDGMENT, WRIT, OR SIMILAR PROCESS SHALL NOT BE RELEASED, VACATED OR FULLY BONDED WITHIN 30 DAYS AFTER ITS ISSUE OR LEVY.

         (j) A PETITION SHALL BE FILED BY OR AGAINST EITHER OF THE BORROWERS UNDER THE UNITED STATES BANKRUPTCY CODE NAMING SUCH BORROWER AS DEBTOR.

         (k) THE RENDERING AGAINST EITHER OF THE BORROWERS OF A FINAL JUDGMENT, DECREE OR ORDER FOR THE PAYMENT OF MONEY IN EXCESS OF $100,000 AND THE CONTINUANCE OF SUCH JUDGMENT, DECREE OR ORDER UNSATISFIED AND IN EFFECT FOR ANY PERIOD OF 30 CONSECUTIVE DAYS WITHOUT A STAY OF EXECUTION.

         (l) A WRIT OF ATTACHMENT, GARNISHMENT, LEVY OR SIMILAR PROCESS SHALL BE ISSUED AGAINST OR SERVED UPON THE BANK WITH RESPECT TO (i) ANY PROPERTY OF EITHER OF THE BORROWERS IN THE POSSESSION OF THE BANK, OR (ii) ANY INDEBTEDNESS OF THE BANK TO EITHER OF THE BORROWERS, AND SHALL REMAIN UNCURED FOR A PERIOD OF 30 DAYS.

Grow Biz/A&R Credit Agreement

         (m) ANY REPORTABLE EVENT, WHICH THE BANK DETERMINES IN GOOD FAITH MIGHT CONSTITUTE GROUNDS FOR THE TERMINATION OF ANY PLAN OR FOR THE APPOINTMENT BY THE APPROPRIATE UNITED STATES DISTRICT COURT OF A TRUSTEE TO ADMINISTER ANY PLAN, SHALL HAVE OCCURRED AND BE CONTINUING 30 DAYS AFTER WRITTEN NOTICE TO SUCH EFFECT SHALL HAVE BEEN GIVEN TO THE BORROWER BY THE BANK; OR A TRUSTEE SHALL HAVE BEEN APPOINTED BY AN APPROPRIATE UNITED STATES DISTRICT COURT TO ADMINISTER ANY PLAN; OR THE PENSION BENEFIT GUARANTY CORPORATION SHALL HAVE INSTITUTED PROCEEDINGS TO TERMINATE ANY PLAN OR TO APPOINT A TRUSTEE TO ADMINISTER ANY PLAN; OR EITHER OF THE BORROWERS SHALL HAVE FILED FOR A DISTRESS TERMINATION OF ANY PLAN UNDER TITLE IV OF ERISA; OR EITHER OF THE BORROWERS SHALL HAVE FAILED TO MAKE ANY QUARTERLY CONTRIBUTION REQUIRED WITH RESPECT TO ANY PLAN UNDER SECTION 412(m) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, WHICH THE BANK DETERMINES IN GOOD FAITH MAY BY ITSELF, OR IN COMBINATION WITH ANY SUCH FAILURES THAT THE BANK MAY DETERMINE ARE LIKELY TO OCCUR IN THE FUTURE, RESULT IN THE IMPOSITION OF A LIEN ON THE ASSETS OF EITHER OF THE BORROWERS IN FAVOR OF THE PLAN.

         (n) K. JEFFREY DAHLBERG AND RONALD G. OLSON, IN THE AGGREGATE, SHALL FAIL TO HOLD AND OWN MORE THAN 50% OF ALL IMMEDIATE AND OUTSTANDING VOTING STOCK OF INTERNATIONAL.


                  SECTION 9.2 RIGHTS AND REMEDIE. IF ANY EVENT OF DEFAULT SHALL OCCUR AND BE CONTINUING, THE BANK MAY EXERCISE ANY ONE OR MORE OF THE RIGHTS AND
 REMEDIES SET FORTH BELOW:

         (a) THE BANK MAY, BY NOTICE TO THE BORROWERS, DECLARE ITS COMMITMENT TO BE TERMINATED, WHEREUPON THE SAME SHALL FORTHWITH TERMINATE.

         (b) THE BANK MAY, BY NOTICE TO THE BORROWERS, DECLARE ALL INDEBTEDNESS, INTEREST, FEES AND OTHER AMOUNTS DUE AND PAYABLE UNDER THIS AGREEMENT AND/OR ANY NOTE AND/OR ANY OTHER OBLIGATIONS TO BE FORTHWITH DUE AND PAYABLE, WHEREUPON THE SAME SHALL BE FORTHWITH DUE AND PAYABLE, WITHOUT PRESENTMENT, NOTICE OF DISHONOR, PROTEST, OR FURTHER NOTICE OF ANY KIND, ALL OF WHICH ARE HEREBY EXPRESSLY WAIVED BY THE BORROWER.

         (c) THE BANK MAY, WITHOUT NOTICE TO THE BORROWERS AND WITHOUT FURTHER ACTION, APPLY ANY AND ALL MONEY OWING BY THE BANK TO THE BORROWERS (WHETHER OR NOT THEN DUE) TO THE PAYMENT OF ANY NOTE THEN OUTSTANDING, INCLUDING INTEREST ACCRUED THEREON, AND TO THE PAYMENT OF ALL OTHER OBLIGATIONS THEN OWING TO THE BANK

Grow Biz/A&R Credit Agreement

         (d) THE BANK MAY EXERCISE AND ENFORCE ITS RIGHTS AND REMEDIES UNDER ANY ONE OR MORE OF THE LOAN DOCUMENTS.

         (e) THE BANK MAY EXERCISE ANY OTHER RIGHTS AVAILABLE TO IT BY LAW OR AGREEMENT.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Section 9.1(1) hereof with respect to the Borrowers, the Commitment shall be automatically terminated and the entire unpaid principal amount of the Notes and all other Obligations then outstanding, all interest accrued and unpaid thereon and all other amounts payable under this Agreement or otherwise payable to the Bank shall be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers.

                             ARTICLE X Miscellaneous


                  SECTION 10.1 RESTATEMENT OF OLD CREDIT DOCUMENTS. THIS AGREEMENT IS EXECUTED FOR THE PURPOSE OF AMENDING AND RESTATING THE OLD CREDIT DOCUMENTS.


                  SECTION 10.2 AMENDMENTS, ETC. NO AMENDMENT OR WAIVER OF ANY PROVISION OF ANY LOAN DOCUMENT, NOR CONSENT TO ANY DEPARTURE BY THE BORROWERS THEREFROM SHALL IN ANY EVENT BE EFFECTIVE UNLESS THE SAME SHALL BE IN WRITING AND SIGNED BY THE BANK AND, IN THE CASE OF AN AMENDMENT, BY THE BORROWERS, AND THEN SUCH AMENDMENT, WAIVER OR CONSENT SHALL BE EFFECTIVE ONLY IN THE SPECIFIC INSTANCE AND FOR THE SPECIFIC PURPOSE FOR WHICH GIVEN.


                  SECTION 10.3 NOTICES, ETC. ALL NOTICES AND OTHER COMMUNICATIONS PROVIDED FOR UNDER ANY LOAN DOCUMENT SHALL BE IN WRITING AND MAILED, TELECOPIED, PERSONALLY DELIVERED OR DELIVERED BY OVERNIGHT CARRIER, TO THE APPLICABLE PARTY AT ITS ADDRESS INDICATED BELOW:

Grow Biz/A&R Credit Agreement

                  If to the Borrowers:

                  Grow Biz International, Inc.
                  Grow Biz Games, Inc.
                  4200 Dahlberg Drive
                  Golden Valley, Minnesota 55422
                  Attention:  David J. Osdoba, Jr.
                  Telecopier: (612) 520-8410

                  If to the Bank:

                  TCF National Bank Minnesota
                  801 Marquette Avenue
                  Minneapolis, Minnesota 55402
                  Attention:  Commercial Lending
                  Telecopier:  (612) 661-8504

or, as to each party, at such other address or telecopy number as shall be designated in a written notice to the other party. Each such notice or communication shall be effective (i) if given by mail, two (2) Business Days after such notice or communication is deposited in the mail with first class postage prepaid, addressed as aforesaid, (ii) if given by telecopy, when sent,
(iii) if personally delivered, when personally delivered and (iv) if delivered by overnight carrier, one (1) Business Day after deposit with the overnight carrier for next Business Day delivery, addressed as aforesaid; except that notices to the Bank pursuant to the provisions of Article III or Article IV hereof shall not be effective until received by the Bank.


                  SECTION 10.4 NO WAIVER; REMEDIES. NO FAILURE ON THE PART OF THE BANK TO EXERCISE, AND NO DELAY IN EXERCISING, ANY RIGHT UNDER ANY LOAN DOCUMENT SHALL OPERATE AS A WAIVER THEREOF; NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT UNDER ANY LOAN DOCUMENT PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT. THE REMEDIES PROVIDED IN THE LOAN DOCUMENTS ARE CUMULATIVE AND NOT EXCLUSIVE OF ANY REMEDIES PROVIDED BY LAW.


                  SECTION 10.5 INDEMNIFICATION BY BORROWERS. IN ADDITION TO THE PAYMENT OF EXPENSES PURSUANT TO SECTION 10.6 HEREOF, THE BORROWERS HEREBY AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE BANK AND ANY OF ITS PARTICIPANTS, PARENT CORPORATIONS, SUBSIDIARY CORPORATIONS, AFFILIATED CORPORATIONS, SUCCESSOR CORPORATIONS, AND ALL PRESENT AND FUTURE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS OF THE FOREGOING (THE "INDEMNITEES"), FROM AND AGAINST ANY AND ALL LIABILITIES, LOSSES, DAMAGES, PENALTIES, JUDGMENTS, SUITS, CLAIMS,

Grow Biz/A&R Credit Agreement

TRANSFER AND DOCUMENTARY TAXES, ASSESSMENTS OR CHARGES, COSTS AND EXPENSES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL) WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST SUCH INDEMNITEE, IN ANY MANNER RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THE MAKING OF LOANS OR FINANCIAL ACCOMMODATIONS CONSTITUTING OBLIGATIONS, THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS, OR THE USE OR INTENDED USE OF THE PROCEEDS OF ANY SUCH LOANS OR FINANCIAL ACCOMMODATIONS, OR ANY PAST, PRESENT OR FUTURE EXISTENCE, USE, HANDLING, STORAGE, TRANSPORTATION OR DISPOSAL OF ANY HAZARDOUS SUBSTANCE BY THE BORROWERS OR ON PROPERTY OWNED, LEASED OR CONTROLLED BY THE BORROWER (THE "INDEMNIFIED LIABILITIES"), EXCEPT TO THE EXTENT THAT ANY SUCH LIABILITIES, LOSSES, DAMAGES, PENALTIES, JUDGMENTS, SUITS, CLAIMS TAXES, ASSESSMENTS, CHARGES, COSTS AND EXPENSES ARE INCURRED AS A RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEES. UPON REQUEST OF AN INDEMNITEE, THE BORROWERS, OR COUNSEL DESIGNATED BY THE BORROWERS AND SATISFACTORY TO THE INDEMNITEE, WILL RESIST AND DEFEND ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST SUCH INDEMNITEE AND ARISING FROM ANY OF THE FOREGOING, TO THE EXTENT AND IN THE MANNER DIRECTED BY THE INDEMNITEE, AT THE BORROWERS' SOLE COST AND EXPENSE. IF THE FOREGOING UNDERTAKING TO INDEMNIFY, DEFEND AND HOLD HARMLESS MAY BE HELD TO BE UNENFORCEABLE BECAUSE IT VIOLATES ANY LAW OR PUBLIC POLICY, THE BORROWERS SHALL NEVERTHELESS MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF EACH OF THE INDEMNIFIED LIABILITIES WHICH IS PERMISSIBLE UNDER APPLICABLE LAW. THE OBLIGATION OF THE BORROWERS UNDER THIS SECTION 10.5 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND THE DISCHARGE OF THE OBLIGATIONS.


                  SECTION 10.6 COSTS AND EXPENSES. THE BORROWERS AGREE TO PAY ON DEMAND ALL REASONABLE OUT-OF-POCKET COSTS, EXPENSES AND FEES RELATED TO THE PREPARATION, EXECUTION, DELIVERY, FILING, RECORDING AND ADMINISTRATION OF THE LOAN DOCUMENTS AND THE OTHER DOCUMENTS TO BE DELIVERED UNDER THE LOAN DOCUMENTS, INCLUDING WITHOUT LIMITATION THE COSTS, EXPENSES AND FEES PAYABLE OR DETERMINED TO BE PAYABLE IN CONNECTION WITH ANY AUDITS, INSPECTIONS, EXAMINATIONS DESCRIBED IN SECTION 7.2 HEREOF OR PERMITTED UNDER ANY OF THE SECURITY DOCUMENTS, ANY WAIVER OR CONSENT HEREUNDER OR ANY AMENDMENT HEREOF, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND OUT-OF-POCKET EXPENSES OF OUTSIDE OR IN-HOUSE COUNSEL FOR THE BANK WITH RESPECT THERETO AND WITH RESPECT TO ADVISING THE BANK AS TO ITS RIGHTS AND RESPONSIBILITIES UNDER THE LOAN DOCUMENTS, AND ALL COSTS AND EXPENSES (INCLUDING REASONABLE OUTSIDE OR IN-HOUSE COUNSEL FEES AND EXPENSES) IN CONNECTION WITH THE PERFORMANCE, COLLECTION AND ENFORCEMENT OF THE LOAN DOCUMENTS AND THE OTHER DOCUMENTS TO BE DELIVERED UNDER THE LOAN DOCUMENTS.

Grow Biz/A&R Credit Agreement

                  SECTION 10.7 SEVERABILITY OF PROVISIONS. ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT WHICH IS PROHIBITED OR UNENFORCEABLE IN ANY JURISDICTION SHALL, AS TO SUCH JURISDICTION, BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR UNENFORCEABILITY WITHOUT INVALIDATING THE REMAINING PROVISIONS HEREOF OR THEREOF OR AFFECTING THE VALIDITY OR ENFORCEABILITY OF SUCH PROVISION IN ANY OTHER JURISDICTION.


                  SECTION 10.8 BINDING EFFECT. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE BORROWERS AND THE BANK AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, EXCEPT THAT THE BORROWERS SHALL NOT HAVE THE RIGHT TO ASSIGN ITS RIGHTS HEREUNDER OR ANY INTEREST HEREIN WITHOUT THE PRIOR WRITTEN CONSENT OF THE BANK.


                  SECTION 10.9 EXECUTION IN COUNTERPARTS. THIS AGREEMENT AND TH SECURITY DOCUMENTS MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL AND ALL OF WHICH WHEN TAKEN TOGETHER SHALL CONSTITUTE BUT ONE AND THE SAME AGREEMENT.


                  SECTION 10.10 HEADINGS. ARTICLE AND SECTION HEADINGS IN THIS AGREEMENT ARE INCLUDED HEREIN FOR CONVENIENCE OF REFERENCE ONLY AND SHALL NOT CONSTITUTE A PART OF THIS AGREEMENT FOR ANY OTHER PURPOSE.


                  SECTION 10.11 CONFIDENTIALITY. PURSUANT TO THE TERMS OF THIS AGREEMENT, THE BANK MAY COME INTO THE POSSESSION OF CERTAIN ITEMS AND OR DOCUMENTS WHICH THE BORROWERS CONSIDER CONFIDENTIAL. THE BANK AGREES THAT IT SHALL NOT SHARE ANY SUCH CONFIDENTIAL INFORMATION WITH ANY COMPETITOR OF THE BORROWERS, NOR SHALL THE BANK MAKE ANY PUBLIC DISCLOSURE OF ANY OF THE CONFIDENTIAL INFORMATION. NOTWITHSTANDING THE FOREGOING, THE BANK SHALL CONTINUE TO HAVE THE RIGHT TO SHARE SUCH CONFIDENTIAL INFORMATION WITH ITS ACCOUNTANTS, LAWYERS AND OTHER ADVISORS, ANY AND ALL DIRECT AND INDIRECT SUBSIDIARIES AND AFFILIATES OF THE BANK AND ANY AND ALL REGULATORY AUTHORITIES ("PERMITTED RECIPIENTS"), BUT SHALL TAKE REASONABLE ACTIONS TO ADVISE PERMITTED RECIPIENTS OF THE CONFIDENTIAL NATURE OF SUCH CONFIDENTIAL INFORMATION. THE BORROWERS HEREBY WAIVE ANY RIGHT TO MAKE A CLAIM AGAINST THE BANK WITH RESPECT TO BREACHES BY PERMITTED RECIPIENTS OF CONFIDENTIALITY OBLIGATIONS.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                              SIGNATURES TO FOLLOW]


Grow Biz/A&R Credit Agreement

Grow Biz/A&R Credit Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                  GROW BIZ INTERNATIONAL, INC.


                                  By /s/ David J. Osboba, Jr.
                                     ----------------------------------
                                        David J. Osdoba, Jr.
                                        Its Vice President of Finance and Chief
                                        Financial Officer

                                  GROW BIZ GAMES, INC.


                                  By /s/ David J. Osboba, Jr.
                                     ------------------------
                                        David J. Osdoba, Jr.
                                        Its Vice President of Finance and Chief
                                        Financial Officer


                                  TCF NATIONAL BANK MINNESOTA


                                  By /s/ R. James Hancock
                                     --------------------
                                       R. James Hancock
                                       Its Vice President

                                And

                                         By
                                            ----------------------------------
                                            ----------------------------------
                                            ----------------------------------



                      [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                                                        APPENDIX


                                Glossary of Terms

                  "Accounts" means the aggregate unpaid obligations of customers and other account debtors owing to either of the Borrowers arising out of the sale or lease of goods or rendition of services by either of the Borrowers in the ordinary course of the Borrower's business, on an open account or deferred payment basis.

                  "Advances" means Revolving Advances and Term Advances.

                  "Affiliate" means (i) any Person that, either directly or indirectly, is in control of, is controlled by, or is under common control with either of the Borrowers, or (ii) any Person who is a (A) shareholder, director, officer or employee of the Borrowers, or (B) any Person who is a director, officer or employee of any Person described in clause (i) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect,
(X) to vote more than 50% of the securities having ordinary voting power for the election of directors of such Person, or (Y) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "Agreement" means this Amended and Restated Credit Agreement, as the same may from time to time be supplemented or amended.

                  "Base Rate" means the variable rate of interest established by the Bank from time to time as its "base rate" or, if the Bank ceases to establish a rate so designated, any similar successor rate designated by the Bank. The Bank may lend to its customers at rates that are at, above or below the Base Rate.

                  "Bridge Advance" has the meaning as specified in Section 3.1 hereof.

                  "Business Day" means any day other than a Saturday, Sunday or any other day on which banks are required by law or authorized to close in Minneapolis, Minnesota.

                  "Capital Base" means, at any date, the sum of Tangible Net Worth plus Subordinated Debt.

                  "Cash Flow Available for Debt Service" means for any twelve month period, the pre-tax net income of International, on a consolidated basis, plus interest expense plus depreciation, plus amortization and other non-cash charges.

                  "Commercial Term Note" has the meaning specified in
Section 3.1 hereof.

                  "Commitment" means any obligation of the Bank to make loans, advances or other financial accommodations to or for the benefit of the Borrowers, including without limitation, the Bank's obligation to make Advances to the Borrowers under Sections 3.2 and 3.3 hereof.

                  "Compliance Certificate" means a certificate of an officer of International in the form of Exhibit C hereto setting forth in reasonable detail all relevant information and the calculations necessary to determine International's compliance with its covenants set forth in Sections 7.9, 7.10,
7.11 and 7.12 hereof.

                  "Current Assets" means, at any date, the aggregate amount of all assets of International, on a consolidated basis, which would be classified as current assets at such date, computed in accordance with GAAP.

                  "Current Liabilities" means, at any date, the aggregate amount of all liabilities of International, on a consolidated basis, (including proper accruals) which would be classified as current liabilities at such date, computed in accordance with GAAP.

                  "Current Maturities of Long Term Debt" means the amount of International's loan term debt and leases which became due during such period, on a consolidated basis.

                  "Debt Service Requirements" means for any twelve month period, Current Maturities of Long Term Debt, plus interest expense, plus income tax expense.

                  "Default" means any event or condition that, with notice or lapse of time or both, would become an Event of Default.

                  "Default Rate" has the meaning given in Section 4.5 hereof.

                  "Environmental Law" means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1802 et seq., the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq., the Federal Water Pollution Control Act, 33 U.S.C. ss. 1251 et seq., the Clean Water Act, 33 U.S.C. ss. 1321 et seq., the Clean Air Act, 42 U.S.C. ss. 7401 et seq., and any other federal, state, county, municipal, local or other statute, law, ordinance or regulation which may relate to or deal with the environment, including such as protect human health and natural resources, all as may be from time to time amended.

                  "Equipment" means all equipment (as such term is defined in the Uniform Commercial Code as in effect from time to time in the State of Minnesota) of the Borrowers as to which either of the Borrowers now has or hereafter acquires good title.

                  "ERISA" means Title IV of the Employee Retirement Income Security Act of 1974, as amended.

                  "Event of Default" has the meaning specified in
Section 9.1 hereof.

                  "Existing Letter of Credit" has the meaning specified in
Section 3.5(a) hereof.

                  "Existing Letter of Credit Application" means the application of International pursuant to which the Existing Letter of Credit was issued.

                  "Existing Revolving Advances" has the meaning as specified in
Section 3.1(a) hereof.

                  "Existing Term Loan Advance" has the meaning as specified in
Section 3.4 hereof.

                  "Existing Term Loan Note" has the meaning as specified in
Section 3.1(b) hereof.

                  "Existing Term Loan Maturity Date" has the meaning as specified in Section 3.4(a) hereof.

                  "GAAP" means, at any particular time, generally accepted accounting principles in the United States in effect at such time.

                  "Hazardous Substances" means asbestos, ureaformaldehyde, polychlorinated biphenyls ("PCBs"), nuclear fuel or material, chemical waste, radioactive material, explosives, known carcinogens, petroleum products and by-products and other dangerous, toxic or hazardous pollutants, contaminants, chemicals, materials or substances listed or identified in, or regulated by, any Environmental Law.

                  "Inventory" means the aggregate of each of the Borrowers' inventory of goods held for sale in the ordinary course of the Borrowers' businesses.

                  "Investment Property" means all of the Borrowers' investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

                  "L/C Amount" means the sum of (i) the aggregate face amount of the Existing Letter of Credit and (ii) the unpaid amount of the Obligation of Reimbursement."

                  "Loan Documents" means this Agreement, all Notes, all Security Documents, the Existing Letter of Credit Application, the acknowledgment delivered pursuant to Section 5.1(c) and the agreement and waiver delivered pursuant to Section 5.1(d).

                  "Maximum Line" means $10,000,000.

                  "Net Income" means for any period, International's after tax net income from continuing operations as determined in accordance with GAAP, on a consolidated basis.

                  "Notes" means collectively the Revolving Note, the Term Loan B Note and any other promissory note now or hereafter evidencing any Obligation.

                  "Obligation of Reimbursement" has the meaning specified in
Section 3.5.

                  "Obligations" means each and every debt, liability and obligation of every type and description which either or both of the Borrowers may now or at any time hereafter owe to the Bank, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Bank alone or in a transaction involving other creditors of either or both of the Borrowers, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, all indebtedness of the Borrowers arising under this Agreement or any other loan or credit agreement or guaranty between the Borrowers and the Bank, whether now in effect or hereafter entered into.

                  "Old Credit Documents" means that Credit Agreement dated as of July 31, 1996, as amended by a First Amendment to Credit Agreement and Revolving Note dated as of August 8, 1997, a Second Amendment to Credit Agreement dated as of March 20, 1998, a Third Amendment to Credit Agreement dated as of May 20, 1998, and a Fourth Amendment to Credit Agreement dated as of July 30, 1998.

                  "Old Revolving Note" means International's Revolving Promissory Note dated as of July 31, 1996 payable to the order of the Bank in the original principal amount of $5,000,000.

                  "Person" means any individual, corporation, limited liability company, limited liability partnership, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan" means an employee benefit plan or other plan maintained for employees of either of the Borrowers and covered by ERISA.

                  "Reportable Event" means (i) a "reportable event" described in
Section 4043 of ERISA and the regulations issued thereunder, (ii) a withdrawal from any Plan, as described in Section 4063 of ERISA, (iii) an action to terminate a Plan for which a notice is required to be filed under Section 4041 of ERISA, (iv) any other event or condition that might constitute grounds for termination of, or the appointment of a trustee to administer, any Plan, or (v) a complete or partial withdrawal from a Multiemployer Plan as described in Sections 4203 and 4205 of ERISA.

                  "Revolving Advance" means an advance made by the Bank to the Borrowers pursuant to Section 3.2 hereof.

                  "Revolving Note" has the meaning given in Section 3.2(c) hereof.

                  "Revolving Commitment Amount" means an amount equal to the Maximum Line less the amount outstanding under the Existing Letter of Credit.

                  "Revolving Loan Maturity Date" means July 31, 1999.

                  "Security Documents" means all security agreements, pledge agreements, collateral account agreements, assignments of life insurance policy, guaranties, mortgages, deeds of trust, security documents, instruments and assignments directly or indirectly securing or guaranteeing part or all of the Obligations, now or hereafter delivered to the Bank, and all amendments, supplements and modifications thereof.

                  "Special Account" means a cash collateral account maintained by the Bank in connection with letters of credit, as contemplated by Section 3.5."

                  "Subordinated Debt" means indebtedness of either or both of the Borrowers which has been subordinated in right of payment to the Borrowers' Obligations to the Bank on terms accepted in writing by the Bank.

                  "Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by either of the Borrowers, by either of the Borrowers and one or more other Subsidiaries, or by one or more other Subsidiaries.

                  "Tangible Net Worth" means, at any date, the excess of:

                                    (a) the tangible assets of International, on
                  a consolidated basis, which, in accordance with GAAP, are tangible assets, after deducting adequate reserves in each case where, in accordance with GAAP, a reserve is proper, over

                                    (b) Total Liabilities of International,
                  on a consolidated basis;

provided, however, that (i) Inventory shall be taken into account on the basis of the cost or current market value, whichever is lower, (ii) in no event shall there be included as such tangible assets, patents, trademarks, trade names, copyrights, good will, deferred charges or any securities unless the same are readily marketable in the United States of America or entitled to be used as a credit against Federal income tax liabilities, (iii) securities included as such tangible assets shall be taken into account at their current market price or cost, whichever is lower, and (iv) any write-up in the book value of any assets shall not be taken into account.

                  "Term Advances" means either Term Loan B Advances or Existing Term Loan Advances.

                  "Term Loan B Advance" means an advance made by the Bank to the Borrower pursuant to Section 3.3 hereof.

                  "Term Loan B Maturity Date" has the meaning as specified in
Section 3.3(a) hereof.

                  "Term Loan B Note" has the meaning given in Section 3.3(c) hereof.

                  "Total Liabilities" means, at any date, the aggregate amount of all liabilities of International, on a consolidated basis (including proper accruals and deferrals), which would be included as liabilities on the balance sheet of International at such date, computed in accordance with GAAP.

                                                                    EXHIBIT A TO
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT


                                 REVOLVING NOTE

$10,000,000                                               Minneapolis, Minnesota
                                                                October 14, 1998

                  For Value Received, GROW BIZ INTERNATIONAL, INC., a Minnesota corporation, GROW BIZ GAMES, INC., a Minnesota corporation (hereinafter, collectively, the "Borrowers"), promise to pay to the order of TCF NATIONAL BANK MINNESOTA, a national banking association (hereinafter the "Bank"), at its main office at 801 Marquette Avenue in Minneapolis, Minnesota, or at such other place as the holder hereof may from time to time in writing designate, in lawful money of the United States of America, the principal sum of Ten Million Dollars ($10,000,000), together with interest on the principal balance of this Note outstanding from time to time from the date hereof until paid in full at an annual rate determined, and calculated, pursuant to the Credit Agreement.

                  This Note is the "Revolving Note" defined in and is subject to the terms and provisions of the Amended and Restated Credit Agreement as of the date hereof, by and among the Borrowers and the Bank (as the same may hereafter be amended, supplemented or restated, the "Credit Agreement"). The Credit Agreement provides for the acceleration of the principal balance hereof upon the occurrence of certain events stated therein.

                  From and after the date of the first revolving advance hereunder, interest accruing on the principal balance hereof shall be due and payable monthly, commencing on the tenth (10th) day of the month following the date of the first revolving advance, and on the same day of each month thereafter until payment in full of the indebtedness evidenced by this Note.

                  This Note is issued in and shall be governed by the substantive laws (but not conflicts laws) of the State of Minnesota.

                  No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other remedy under this Note. A waiver on any one occasion shall not be construed as a waiver of any such right or remedy on a future occasion.

                  This Note is issued in substitution of and replacement for, but not in repayment of, International's original Revolving Promissory Note dated as of July 31, 1996, in the original principal amount of $5,000,000.

                  All makers, endorsers, sureties, guarantors and other accommodation parties hereby waive presentment for payment, protest and notice of nonpayment and consent, without affecting their liability hereunder, to any and all extensions, renewals, substitutions and alterations of any of the terms of this Note and to the release of or failure by the Bank to exercise any rights against any party liable for or any property securing payment thereof.


                                      GROW BIZ INTERNATIONAL, INC.


                                      By /s/ David J. Osdoba, Jr.
                                         ------------------------
                                         David J. Osdoba, Jr.
                                         Its Vice President of Finance and Chief
                                         Financial Officer

                                      GROW BIZ GAMES, INC.


                                      By /s/ David J. Osdoba, Jr.
                                         ------------------------
                                         David J. Osdoba, Jr.
                                         Its Vice President of Finance and Chief
                                         Financial Officer

                                                                    EXHIBIT B TO
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT


                                TERM LOAN B NOTE

$8,000,000                                                Minneapolis, Minnesota
                                                                October 14, 1998

        For Value Received, GROW BIZ INTERNATIONAL, INC., a Minnesota corporation, GROW BIZ GAMES, INC., a Minnesota corporation (hereinafter, collectively, the "Borrowers"), promise to pay to the order of TCF NATIONAL BANK MINNESOTA, a national banking association (hereinafter the "Bank"), at its main office at 801 Marquette Avenue in Minneapolis, Minnesota, or at such other place as the holder hereof may from time to time in writing designate, in lawful money of the United States of America, the principal sum of Eight Million Dollars ($8,000,000), together with interest on the principal balance of this Note outstanding from time to time from the date hereof until paid in full at an annual rate determined, and calculated, pursuant to the Credit Agreement.

        This Note is the "Term Loan B Note" defined in and is subject to the terms and provisions of the Amended and Restated Credit Agreement as of the date hereof, by and among the Borrowers and the Bank (as the same may hereafter be amended, supplemented or restated, the "Credit Agreement"). The Credit Agreement provides for the acceleration of the principal balance hereof upon the occurrence of certain events stated therein.

        Interest accruing on the principal of this Note, as well as the terms of repayment, are set forth in the Credit Agreement.

        This Note is issued in and shall be governed by the substantive laws (but not conflicts laws) of the State of Minnesota.

        No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other remedy under this Note. A waiver on any one occasion shall not be construed as a waiver of any such right or remedy on a future occasion.

        All makers, endorsers, sureties, guarantors and other accommodation parties hereby waive presentment for payment, protest and notice of nonpayment and consent, without affecting their liability hereunder, to any and all extensions, renewals, substitutions and alterations of any of the terms of this Note and to the release of or failure by the Bank to exercise any rights against any party liable for or any property securing payment thereof.


                                      GROW BIZ INTERNATIONAL, INC.


                                      By /s/ David J. Osdoba, Jr.
                                         ------------------------
                                         David J. Osdoba, Jr.
                                         Its Vice President of Finance and Chief
                                         Financial Officer

                                      GROW BIZ GAMES, INC.


                                      By /s/ David J. Osdoba, Jr.
                                         ------------------------
                                         David J. Osdoba, Jr.
                                         Its Vice President of Finance and Chief
                                         Financial Officer

                                                                    EXHIBIT C TO
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT

                             COMPLIANCE CERTIFICATE

                                    [To Come]

                                                                    EXHIBIT D TO
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT


         SCHEDULE OF REGISTERED UNITED STATES TRADEMARKS AND TRADENAMES

                                                                    EXHIBIT E TO
                                                            AMENDED AND RESTATED
                                                                CREDIT AGREEMENT

                  SCHEDULE OF PERMITTED INDEBTEDNESS AND LIENS


                                  Indebtedness















                                      Liens

                                   GUARANTIES